Exhibit 99.01

As disclosed on February 28, 2014, Citi’s results of operations for the fourth quarter of 2013 and full year 2013 were impacted by an estimated $235 million after-tax ($360 million pretax) charge resulting from a fraud discovered in Banco Nacional de Mexico (“Banamex”), a Citi subsidiary in Mexico, in February 2014.  The fraud increased fourth quarter of 2013 operating expenses in Transaction Services by an estimated $400 million, with an offset to compensation expense of approximately $40 million associated with the Banamex variable compensation plan.  These adjustments are reflected throughout this revised Quarterly Financial Data Supplement.  The primary pages impacted are:  1, 2, 3, 5, 6, 18, 20, 24, 31 and 43.  For additional information, see Citi’s 2013 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 3, 2014 and Citi’s Form 8-K filed with the SEC on February 28, 2014.

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q13
Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Corporate / Other	21

Regional Totals
North America	22
EMEA	23
Latin America	24
Asia	25

Citi Holdings
Income Statement and Balance Sheet Data	26
Consumer Key Indicators	27 - 28

Citigroup Supplemental Detail
Average Balances and Interest Rates	29
Deposits	30
Loans
Citicorp	31
Citi Holdings / Total Citigroup	32
Consumer Loan Delinquency Amounts and Ratios
90+ Days	33
30-89 Days	34
Allowance for Credit Losses
Total Citigroup	35
Consumer and Corporate	36 - 37
Components of Provision for Loan Losses
Citicorp	38
Citi Holdings / Total Citigroup	39
Non-Accrual Assets
Total Citigroup	40
Citicorp	41
Citi Holdings	42

Reconciliation of Non-GAAP Financial Measures	43

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Total Revenues, Net of Interest Expense	$17,917	$20,227	$20,479	$17,880	$17,780	(1)%	(1)%	$69,128	$76,366	10%
Total Operating Expenses	13,709	12,267	12,140	11,655	12,293	5%	(10)%	49,974	48,355	(3)%
Net Credit Losses	2,985	2,878	2,608	2,430	2,547	5%	(15)%	14,231	10,463	(26)%
Credit Reserve Build / (Release)	(147)	(664)	(781)	(778)	(636)	18%	NM	(3,773)	(2,859)	24%
Provision for Unfunded Lending Commitments	56	14	(3)	103	(34)	NM	NM	(16)	80	NM
Provision for Benefits & Claims	219	231	200	204	195	(4)%	(11)%	887	830	(6)%
Provision for Credit Losses and for Benefits and Claims	3,113	2,459	2,024	1,959	2,072	6%	(33)%	11,329	8,514	(25)%
Income from Continuing Operations before Income Taxes	1,095	5,501	6,315	4,266	3,415	(20)%	NM	7,825	19,497	NM
Income Taxes (benefits)	(214)	1,570	2,127	1,080	1,090	1%	NM	7	5,867	NM
Income from Continuing Operations	$1,309	$3,931	$4,188	$3,186	$2,325	(27)%	78%	$7,818	$13,630	74%
Income (Loss) from Discontinued Operations, net of Taxes	(85)	(33)	30	92	181	97%	NM	(58)	270	NM
Net Income before Noncontrolling Interests	1,224	3,898	4,218	3,278	2,506	(24)%	NM	7,760	13,900	79%
Net Income Attributable to Noncontrolling Interests	28	90	36	51	50	(2)%	79%	219	227	4%
Citigroup’s Net Income	$1,196	$3,808	$4,182	$3,227	$2,456	(24)%	NM	$7,541	$13,673	81%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.41	$1.24	$1.33	$0.98	$0.71	(28)%	73%	$2.46	$4.26	73%
Citigroup’s Net Income	$0.38	$1.23	$1.34	$1.00	$0.77	(23)%	NM	$2.44	$4.35	78%
Shares (in millions):
Average Basic	2,942.7	3,040.1	3,040.7	3,034.3	3,028.0	—	3%	2,930.6	3,035.8	4%
Average Diluted	3,017.0	3,044.7	3,046.3	3,040.9	3,034.6	—	1%	3,015.5	3,041.6	1%
Common Shares Outstanding, at period end	3,028.9	3,042.9	3,041.0	3,033.0	3,029.2	—	—

Preferred Dividends - Basic	$9	$4	$9	$110	$71	(35)%	NM	$26	$194	NM
Preferred Dividends - Diluted	$9	$4	$9	$110	$71	(35)%	NM	$26	$194	NM

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$1,243	$3,764	$4,061	$2,965	$2,161	(27)%	74%	$7,406	$12,951	75%
Citigroup’s Net Income	$1,160	$3,732	$4,090	$3,056	$2,338	(23)%	NM	$7,349	$13,216	80%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$1,244	$3,765	$4,061	$2,966	$2,161	(27)%	74%	$7,417	$12,952	75%
Citigroup’s Net Income	$1,161	$3,732	$4,091	$3,056	$2,338	(23)%	NM	$7,360	$13,217	80%

Financial Ratios (1):
Tier 1 Common Ratio	12.67%	11.84%	12.16%	12.68%	12.64%
Tier 1 Capital Ratio	14.06%	13.09%	13.24%	13.64%	13.68%
Total Capital Ratio	17.26%	16.09%	16.18%	16.68%	16.65%
Leverage Ratio	7.48%	7.78%	7.86%	8.13%	8.21%
Return on Average Assets	0.25%	0.82%	0.88%	0.69%	0.52%			0.39%	0.73%
Efficiency Ratio	77%	61%	59%	65%	69%			72%	63%
Return on Average Common Equity	2.5%	8.2%	8.8%	6.4%	4.8%			4.1%	7.0%

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,864.7	$1,881.7	$1,884.0	$1,899.5	$1,880.4	(1)%	1%
Total Average Assets	1,905.4	1,886.8	1,898.9	1,859.5	1,888.0	2%	(1)%	1,910.7	1,883.3	(1)%
Total Deposits	930.6	933.8	938.4	955.5	968.3	1%	4%
Citigroup’s Stockholders’ Equity	189.0	193.4	195.9	200.8	204.3	2%	8%
Book Value Per Share	$61.57	$62.51	$63.02	$64.49	$65.23	1%	6%
Tangible Book Value Per Share (2)	$51.19	$52.35	$53.10	$54.52	$55.31	1%	8%

Direct Staff (in thousands)	259	257	253	252	251	—	(3)%

(1)                   2013 Basel I capital ratios reflect the final revised U.S. market risk capital rules (Basel II.5) that were effective beginning on January 1, 2013.

(2)                   Tangible book value per share is a non-GAAP financial measure.  See page 43 for a reconciliation of this measure.

*      Preliminary

Note:  Ratios and returns are calculated based on the displayed numbers.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)
Revenues
Interest revenue	$16,581	$15,960	$15,840	$15,463	$15,707	2%	(5)%	$67,298	$62,970	(6)%
Interest expense	4,665	4,330	4,158	3,952	3,737	(5)%	(20)%	20,612	16,177	(22)%
Net interest revenue	11,916	11,630	11,682	11,511	11,970	4%	—	46,686	46,793	—

Commissions and fees	3,355	3,479	3,344	3,095	3,195	3%	(5)%	12,732	13,113	3%
Principal transactions	234	2,447	2,640	1,101	933	(15)%	NM	4,781	7,121	49%
Administrative and other fiduciary fees	1,020	1,068	1,083	968	970	—	(5)%	4,012	4,089	2%
Realized gains (losses) on investments	438	450	251	63	(16)	NM	NM	3,251	748	(77)%
Other-than-temporary impairment losses on investments and other assets (1)	(68)	(261)	(162)	(39)	(73)	(87)%	(7)%	(4,971)	(535)	89%
Insurance premiums	585	590	582	556	552	(1)%	(6)%	2,395	2,280	(5)%
Other revenue (2)	437	824	1,059	625	249	(60)%	(43)%	242	2,757	NM
Total non-interest revenues	6,001	8,597	8,797	6,369	5,810	(9)%	(3)%	22,442	29,573	32%
Total revenues, net of interest expense	17,917	20,227	20,479	17,880	17,780	(1)%	(1)%	69,128	76,366	10%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,985	2,878	2,608	2,430	2,547	5%	(15)%	14,231	10,463	(26)%
Credit reserve build / (release)	(147)	(664)	(781)	(778)	(636)	18%	NM	(3,773)	(2,859)	24%
Provision for loan losses	2,838	2,214	1,827	1,652	1,911	16%	(33)%	10,458	7,604	(27)%
Policyholder benefits and claims	219	231	200	204	195	(4)%	(11)%	887	830	(6)%
Provision for unfunded lending commitments	56	14	(3)	103	(34)	NM	NM	(16)	80	NM
Total provisions for credit losses and for benefits and claims	3,113	2,459	2,024	1,959	2,072	6%	(33)%	11,329	8,514	(25)%

Operating Expenses
Compensation and benefits	6,539	6,335	6,075	5,828	5,729	(2)%	(12)%	25,119	23,967	(5)%
Premises and Equipment	827	844	762	763	796	4%	(4)%	3,266	3,165	(3)%
Technology / communication expense	1,565	1,530	1,486	1,568	1,552	(1)%	(1)%	5,829	6,136	5%
Advertising and marketing expense	513	449	480	458	501	9%	(2)%	2,164	1,888	(13)%
Other operating	4,265	3,109	3,337	3,038	3,715	22%	(13)%	13,596	13,199	(3)%
Total operating expenses	13,709	12,267	12,140	11,655	12,293	5%	(10)%	49,974	48,355	(3)%

Income from Continuing Operations before Income Taxes	1,095	5,501	6,315	4,266	3,415	(20)%	NM	7,825	19,497	NM
Provision (benefits) for income taxes	(214)	1,570	2,127	1,080	1,090	1%	NM	7	5,867	NM

Income from Continuing Operations	1,309	3,931	4,188	3,186	2,325	(27)%	78%	7,818	13,630	74%
Discontinued Operations (3)
Income (Loss) from Discontinued Operations	(136)	(103)	51	33	(223)			(109)	(242)
Gain (Loss) on Sale	—	56	—	6	206			(1)	268
Provision (benefits) for income taxes	(51)	(14)	21	(53)	(198)			(52)	(244)
Income (Loss) from Discontinued Operations, net of taxes	(85)	(33)	30	92	181	97%	NM	(58)	270	NM

Net Income before Noncontrolling Interests	1,224	3,898	4,218	3,278	2,506	(24)%	NM	7,760	13,900	79%

Net Income attributable to noncontrolling interests	28	90	36	51	50	(2)%	79%	219	227	4%
Citigroup’s Net Income	$1,196	$3,808	$4,182	$3,227	$2,456	(24)%	NM	$7,541	$13,673	81%

(1)                                 Full Year 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

(2)                                 Full Year 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

(3)                                 Discontinued operations primarily reflect the following:

a)                       In the fourth quarter of 2012, residual amounts related to the Egg Credit Card business and Citi Capital Advisors.

b)                       In the first quarter of 2013, residual amounts related to Citi Capital Advisors and the Egg Credit Card business.

c)                        In the second quarter of 2013, Citi executed a definitive agreement to sell its Brazil Credicard business (Credicard). The second quarter of 2013 also includes residual amounts related to previous discontinued operations. All historical periods have been reclassified to reflect Credicard as discontinued operations.

d)                       The third quarter of 2013 also includes residual tax release amounts related to the sale of Citi’s German consumer branch business.

e)                        In the fourth quarter of 2013, Citi completed the sale of Credicard resulting in a $189 million after-tax benefit to discontinued operations.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						4Q13 Increase
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2012	2013	2013	2013	2013 (1)	3Q13	4Q12
Assets
Cash and due from banks (including segregated cash and other deposits)	$36,453	$31,150	$31,145	$32,810	$29,885	(9)%	(18)%
Deposits with banks	102,134	143,227	158,028	172,659	169,005	(2)%	65%
Fed funds sold and securities borr’d or purch under agree. to resell	261,311	270,426	263,205	273,679	257,037	(6)%	(2)%
Brokerage receivables	22,490	25,235	33,484	24,976	25,674	3%	14%
Trading account assets	320,929	308,321	306,570	291,722	285,928	(2)%	(11)%
Investments
Available-for-sale and non-marketable equity securities	302,196	294,803	290,738	292,717	298,381	2%	(1)%
Held-to-maturity	10,130	10,056	9,602	10,808	10,599	(2)%	5%
Total Investments	312,326	304,859	300,340	303,525	308,980	2%	(1)%
Loans, net of unearned income
Consumer	408,671	395,176	382,152	387,822	393,831	2%	(4)%
Corporate	246,793	251,188	261,589	269,729	271,641	1%	10%
Loans, net of unearned income	655,464	646,364	643,741	657,551	665,472	1%	2%
Allowance for loan losses	(25,455)	(23,727)	(21,580)	(20,605)	(19,648)	5%	23%
Total loans, net	630,009	622,637	622,161	636,946	645,824	1%	3%
Goodwill	25,673	25,474	24,896	25,098	25,009	—	(3)%
Intangible assets (other than MSRs)	5,697	5,457	4,981	4,888	5,056	3%	(11)%
Mortgage servicing rights (MSRs)	1,942	2,203	2,524	2,580	2,718	5%	40%
Other assets	145,660	142,736	133,348	127,308	125,266	(2)%	(14)%
Assets related to discontinued operations held for sale	36	9	3,306	3,320	—	(100)%	(100)%
Total assets	$1,864,660	$1,881,734	$1,883,988	$1,899,511	$1,880,382	(1)%	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$129,657	$124,487	$124,141	$130,273	$128,399	(1)%	(1)%
Interest-bearing deposits in U.S. offices	247,716	260,221	270,687	266,322	284,164	7%	15%
Total U.S. Deposits	377,373	384,708	394,828	396,595	412,563	4%	9%
Non-interest-bearing deposits in offices outside the U.S.	65,024	65,542	63,793	66,028	69,406	5%	7%
Interest-bearing deposits in offices outside the U.S.	488,163	483,512	479,806	492,837	486,304	(1)%	—
Total International Deposits	553,187	549,054	543,599	558,865	555,710	(1)%	—

Total deposits	930,560	933,762	938,427	955,460	968,273	1%	4%
Fed funds purch and securities loaned or sold under agree. to repurch.	211,236	222,053	218,252	216,387	203,512	(6)%	(4)%
Brokerage payables	57,013	59,299	61,705	56,992	53,707	(6)%	(6)%
Trading account liabilities	115,549	120,226	123,022	122,048	108,762	(11)%	(6)%
Short-term borrowings	52,027	48,137	58,743	58,904	58,944	—	13%
Long-term debt	239,463	234,326	220,959	221,593	221,116	—	(8)%
Other liabilities (2)	67,815	68,592	62,992	63,349	59,935	(5)%	(12)%
Liabilities related to discontinued operations held for sale	—	—	2,062	2,039	—	(100)%	—
Total liabilities	$1,673,663	$1,686,395	$1,686,162	$1,696,772	$1,674,249	(1)%	—

Equity
Stockholders’ equity
Preferred stock	$2,562	$3,137	$4,293	$5,243	$6,738	29%	NM
Common stock	30	31	31	31	31	—	3%
Additional paid-in capital	106,391	106,661	106,876	107,030	107,193	—	1%
Retained earnings	97,809	101,580	105,725	108,812	111,168	2%	14%
Treasury stock	(847)	(991)	(1,075)	(1,472)	(1,658)	(13)%	(96)%
Accumulated other comprehensive income (loss)	(16,896)	(17,059)	(19,924)	(18,798)	(19,133)	(2)%	(13)%
Total common equity	$186,487	$190,222	$191,633	$195,603	$197,601	1%	6%

Total Citigroup stockholders’ equity	$189,049	$193,359	$195,926	$200,846	$204,339	2%	8%
Noncontrolling interests	1,948	1,980	1,900	1,893	1,794	(5)%	(8)%
Total equity	190,997	195,339	197,826	202,739	206,133	2%	8%
Total liabilities and equity	$1,864,660	$1,881,734	$1,883,988	$1,899,511	$1,880,382	(1)%	1%

(1)              Preliminary

(2)              Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 35 for amounts by period.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

				4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

CITICORP
Global Consumer Banking
North America	$5,313	$4,738	$4,878	3%	(8)%	$20,949	$19,778	(6)%
EMEA	384	359	358	—	(7)%	1,485	1,449	(2)%
Latin America	2,285	2,276	2,404	6%	5%	8,758	9,318	6%
Asia	1,995	1,862	1,834	(2)%	(8)%	7,928	7,624	(4)%
Total	9,977	9,235	9,474	3%	(5)%	39,120	38,169	(2)%

Securities and Banking
North America	1,481	1,835	1,641	(11)%	11%	6,473	9,045	40%
EMEA	1,349	1,268	1,155	(9)%	(14)%	6,437	6,462	––
Latin America	680	640	683	7%	0%	2,913	2,840	(3)%
Asia	852	1,006	971	(3)%	14%	4,199	4,671	11%
Total	4,362	4,749	4,450	(6)%	2%	20,022	23,018	15%
Transaction Services
North America	633	614	595	(3)%	(6)%	2,554	2,502	(2)%
EMEA	863	873	878	1%	2%	3,488	3,533	1%
Latin America	440	447	461	3%	5%	1,770	1,822	3%
Asia	681	679	675	(1)%	(1)%	2,896	2,703	(7)%
Total	2,617	2,613	2,609	—	—	10,708	10,560	(1)%

Corporate / Other	(106)	31	(50)	NM	53%	70	77	10%

Total Citicorp	16,850	16,628	16,483	(1)%	(2)%	69,920	71,824	3%

Total Citi Holdings	1,067	1,252	1,297	4%	22%	(792)	4,542	NM

Total Citigroup - Net Revenues	17,917	17,880	17,780	(1)%	(1)%	69,128	76,366	10%

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit, excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1)	(485)	(336)	(164)	51%	66%	(2,330)	(342)	85%
Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$18,402	$18,216	$17,944	(1)%	(2)%	$71,458	$76,708	7%

(1)                       Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings lines above.

(2)                       Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$980	$1,113	$1,124	$932	$899	(4)%	(8)%	$4,728	$4,068	(14)%
EMEA	(43)	7	28	19	5	(74)%	NM	(37)	59	NM
Latin America	384	380	371	289	395	37%	3%	1,468	1,435	(2)%
Asia	396	417	432	386	335	(13)%	(15)%	1,796	1,570	(13)%
Total	1,717	1,917	1,955	1,626	1,634	—	(5)%	7,955	7,132	(10)%

Securities and Banking
North America	222	1,152	849	420	280	(33)%	26%	1,250	2,701	NM
EMEA	133	445	787	133	197	48%	48%	1,360	1,562	15%
Latin America	264	312	350	257	270	5%	2%	1,249	1,189	(5)%
Asia	78	446	396	193	228	18%	NM	834	1,263	51%
Total	697	2,355	2,382	1,003	975	(3)%	40%	4,693	6,715	43%
Transaction Services
North America	98	129	161	113	138	22%	41%	466	541	16%
EMEA	299	223	229	255	219	(14)%	(27)%	1,184	926	(22)%
Latin America	133	164	179	173	(65)	NM	NM	642	451	(30)%
Asia	262	254	239	251	254	1%	(3)%	1,108	998	(10)%
Total	792	770	808	792	546	(31)%	(31)%	3,400	2,916	(14)%

Corporate / Other	(848)	(322)	(388)	(137)	(412)	NM	51%	(1,702)	(1,259)	26%

Total Citicorp	2,358	4,720	4,757	3,284	2,743	(16)%	16%	14,346	15,504	8%

Total Citi Holdings	(1,049)	(789)	(569)	(98)	(418)	NM	60%	(6,528)	(1,874)	71%

Income From Continuing Operations	1,309	3,931	4,188	3,186	2,325	(27)%	78%	7,818	13,630	74%
Discontinued Operations	(85)	(33)	30	92	181	97%	NM	(58)	270	NM

Net Income Attributable to Noncontrolling Interests	28	90	36	51	50	(2)%	79%	219	227	4%

Citigroup’s Net Income	$1,196	$3,808	$4,182	$3,227	$2,456	(24)%	NM	$7,541	$13,673	81%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)
Revenues
Net interest revenue	$11,281	$10,877	$10,898	$10,735	$11,099	3%	(2)%	$44,067	$43,609	(1)%
Non-interest revenue	5,569	8,449	8,489	5,893	5,384	(9)%	(3)%	25,853	28,215	9%
Total revenues, net of interest expense	16,850	19,326	19,387	16,628	16,483	(1)%	(2)%	69,920	71,824	3%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	2,013	1,948	1,838	1,795	1,812	1%	(10)%	8,389	7,393	(12)%
Credit reserve build / (release)	(193)	(317)	(301)	(104)	(104)	—	46%	(2,222)	(826)	63%
Provision for loan losses	1,820	1,631	1,537	1,691	1,708	1%	(6)%	6,167	6,567	6%
Provision for benefits & claims	64	63	46	51	52	2%	(19)%	236	212	(10)%
Provision for unfunded lending commitments	51	18	(10)	108	(26)	NM	NM	40	90	NM
Total provisions for credit losses and for benefits and claims	1,935	1,712	1,573	1,850	1,734	(6)%	(10)%	6,443	6,869	7%

Total operating expenses	12,105	10,765	10,593	10,275	10,822	5%	(11)%	44,731	42,455	(5)%

Income from Continuing Operations before Income Taxes	2,810	6,849	7,221	4,503	3,927	(13)%	40%	18,746	22,500	20%
Provision for income taxes	452	2,129	2,464	1,219	1,184	(3)%	NM	4,400	6,996	59%

Income from Continuing Operations	2,358	4,720	4,757	3,284	2,743	(16)%	16%	14,346	15,504	8%

Income (loss) from Discontinued Operations, net of taxes	(85)	(33)	30	92	181	97%	NM	(58)	270	NM

Noncontrolling interests	28	85	35	45	46	2%	64%	216	211	(2)%
Citicorp’s Net Income	$2,245	$4,602	$4,752	$3,331	$2,878	(14)%	28%	$14,072	$15,563	11%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,709	$1,733	$1,753	$1,778	$1,763	(1)%	3%

Average Assets	$1,739	$1,734	$1,755	$1,733	$1,769	2%	2%	$1,717	$1,748	2%
Return on Average Assets	0.51%	1.08%	1.09%	0.76%	0.65%			0.82%	0.89%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	72%	56%	55%	62%	66%			64%	59%
Total EOP Loans	$540	$539	$544	$561	$573	2%	6%
Total EOP Deposits	$863	$868	$874	$914	$932	2%	8%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$7,308	$7,171	$7,072	$7,106	$7,319	3%	—	$28,686	$28,668	—
Non-Interest Revenue	2,669	2,578	2,639	2,129	2,155	1%	(19)%	10,434	9,501	(9)%
Total Revenues, Net of Interest Expense	9,977	9,749	9,711	9,235	9,474	3%	(5)%	39,120	38,169	(2)%
Total Operating Expenses	5,782	5,209	5,131	5,048	5,220	3%	(10)%	21,316	20,608	(3)%
Net Credit Losses	1,939	1,909	1,785	1,730	1,787	3%	(8)%	8,107	7,211	(11)%
Credit Reserve Build / (Release)	(152)	(340)	(237)	(85)	(7)	92%	95%	(2,176)	(669)	69%
Provision for Unfunded Lending Commitments	—	15	9	15	(2)	NM	—	—	37	—
Provision for Benefits & Claims	64	63	46	51	52	2%	(19)%	237	212	(11)%
Provision for Loan Losses and for Benefits and Claims	1,851	1,647	1,603	1,711	1,830	7%	(1)%	6,168	6,791	10%
Income from Continuing Operations before Taxes	2,344	2,893	2,977	2,476	2,424	(2)%	3%	11,636	10,770	(7)%
Income Taxes	627	976	1,022	850	790	(7)%	26%	3,681	3,638	(1)%
Income from Continuing Operations	1,717	1,917	1,955	1,626	1,634	—	(5)%	7,955	7,132	(10)%
Noncontrolling Interests	—	5	6	4	2	(50)%	—	3	17	NM
Net Income	$1,717	$1,912	$1,949	$1,622	$1,632	1%	(5)%	$7,952	$7,115	(11)%
Average Assets (in billions of dollars)	$395	$400	$391	$391	$399	2%	1%	$388	$395	2%
Return on Average Assets (1)	1.75%	1.96%	2.00%	1.65%	1.62%			2.07%	1.81%
Efficiency Ratio	58%	53%	53%	55%	55%			54%	54%

Net Credit Losses as a % of Average Loans (1)	2.69%	2.69%	2.53%	2.40%	2.39%			2.87%	2.50%

Revenue by Business
Retail Banking	$4,578	$4,535	$4,535	$3,931	$3,944	—	(14)%	$18,182	$16,945	(7)%
Cards (2)	5,399	5,214	5,176	5,304	5,530	4%	2%	20,938	21,224	1%
Total	$9,977	$9,749	$9,711	$9,235	$9,474	3%	(5)%	$39,120	$38,169	(2)%

Net Credit Losses by Business
Retail Banking	$375	$338	$299	$336	$370	10%	(1)%	$1,258	$1,343	7%
Cards (2)	1,564	1,571	1,486	1,394	1,417	2%	(9)%	6,849	5,868	(14)%
Total	$1,939	$1,909	$1,785	$1,730	$1,787	3%	(8)%	$8,107	$7,211	(11)%

Income (loss) from Continuing Operations by Business
Retail Banking	$610	$726	$723	$313	$374	19%	(39)%	$3,048	$2,136	(30)%
Cards (2)	1,107	1,191	1,232	1,313	1,260	(4)%	14%	4,907	4,996	2%
Total	$1,717	$1,917	$1,955	$1,626	$1,634	—	(5)%	$7,955	$7,132	(10)%

FX Translation Impact:
Total Revenue - as Reported	$9,977	$9,749	$9,711	$9,235	$9,474	3%	(5)%	$39,120	$38,169	(2)%
Impact of FX Translation (3)	(157)	(180)	(108)	13	—			(286)	—
Total Revenues - Ex-FX (4)	$9,820	$9,569	$9,603	$9,248	$9,474	2%	(4)%	$38,834	$38,169	(2)%

Total Operating Expenses - as Reported	$5,782	$5,209	$5,131	$5,048	$5,220	3%	(10)%	$21,316	$20,608	(3)%
Impact of FX Translation (3)	(115)	(100)	(47)	9	—			(254)	—
Total Operating Expenses - Ex-FX (4)	$5,667	$5,109	$5,084	$5,057	$5,220	3%	(8)%	$21,062	$20,608	(2)%

Total Provisions for LLR & PBC - as Reported	$1,851	$1,647	$1,603	$1,711	$1,830	7%	(1)%	$6,168	$6,791	10%
Impact of FX Translation (3)	(28)	(38)	(22)	3	—			(40)	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,823	$1,609	$1,581	$1,714	$1,830	7%	—	$6,128	$6,791	11%

Net Income - as Reported	$1,717	$1,912	$1,949	$1,622	$1,632	1%	(5)%	$7,952	$7,115	(11)%
Impact of FX Translation (3)	—	(25)	(22)	(7)	—			10	—
Net Income - Ex-FX (4)	$1,717	$1,887	$1,927	$1,615	$1,632	1%	(5)%	$7,962	$7,115	(11)%

(1)         Under U.S. GAAP, historival balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See page 15 for the historically adjusted Latin America amounts related to Credicard.

(2)         Includes both Citi-Branded Cards and Citi Retail Services.

(3)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(4)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	4,008	3,916	3,816	3,777	3,729	(1)%	(7)%
Accounts (in millions)	65.0	64.8	64.9	64.7	64.4	—	(1)%
Average Deposits	$328.2	$330.2	$326.1	$324.3	$329.3	2%	—
Investment Sales	$23.1	$28.0	$27.7	$23.6	$23.3	(1)%	1%
Investment AUMs	$155.3	$164.1	$157.3	$162.3	$167.5	3%	8%
Average Loans	$144.6	$147.0	$145.0	$147.3	$151.1	3%	4%
EOP Loans:
Real Estate Lending	$76.0	$76.5	$73.8	$76.4	$78.0	2%	3%
Commercial Markets	39.4	40.6	41.1	41.5	42.3	2%	7%
Personal and Other	30.4	30.9	30.3	30.5	31.6	4%	4%
EOP Loans	$145.8	$148.0	$145.2	$148.4	$151.9	2%	4%

Net Interest Revenue (in millions) (1)	$2,756	$2,705	$2,649	$2,558	$2,558	—	(7)%
As a % of Average Loans	7.58%	7.46%	7.33%	6.89%	6.72%

Net Credit Losses (in millions)	$375	$338	$299	$336	$370	10%	(1)%
As a % of Average Loans	1.03%	0.93%	0.83%	0.90%	0.97%
Loans 90+ Days Past Due (in millions) (2)	$879	$874	$849	$872	$952	9%	8%
As a % of EOP Loans	0.61%	0.60%	0.59%	0.59%	0.63%
Loans 30-89 Days Past Due (in millions) (2)	$1,112	$1,191	$1,085	$1,109	$1,049	(5)%	(6)%
As a % of EOP Loans	0.77%	0.81%	0.75%	0.75%	0.70%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3) (4)
EOP Open Accounts	133.8	133.0	128.3	141.8	141.8	0%	6%
Purchase Sales (in billions)	$94.8	$83.9	$91.2	$90.2	$99.3	10%	5%

Average Loans (in billions) (5)	$145.2	$143.8	$137.5	$138.3	$145.1	5%	—
EOP Loans (in billions) (5)	$149.6	$141.7	$138.5	$144.7	$150.4	4%	1%
Average Yield (6)	13.64%	13.75%	13.62%	13.87%	13.39%
Net Interest Revenue (7)	$4,552	$4,466	$4,423	$4,548	$4,761	5%	5%
As a % of Average Loans (7)	12.75%	12.88%	12.90%	13.05%	13.02%
Net Credit Losses	$1,564	$1,571	$1,486	$1,394	$1,417	2%	(9)%
As a % of Average Loans	4.38%	4.53%	4.33%	4.00%	3.87%
Net Credit Margin (8)	$3,817	$3,629	$3,678	$3,892	$4,097	5%	7%
As a % of Average Loans (8)	10.69%	10.47%	10.73%	11.16%	11.20%
Loans 90+ Days Past Due	$2,202	$2,078	$1,795	$1,827	$2,021	11%	(8)%
As a % of EOP Loans	1.47%	1.47%	1.30%	1.26%	1.34%
Loans 30-89 Days Past Due	$2,397	$2,198	$1,882	$2,106	$2,171	3%	(9)%
As a % of EOP Loans	1.60%	1.55%	1.36%	1.46%	1.44%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.  See Note 1 on North America Global Consumer Banking on page 10.

(3)         Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See page 15 for the historically adjusted Latin America amounts related to Credicard.

(4)         Includes the impact of adding approximately 13 million credit card accounts and $7 billion of loans related to the previously announced acquisition of Best Buy’s U.S. credit card portfolio in the third quarter of 2013.

(5)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(6)         Average yield is gross interest revenue earned divided by average loans.

(7)         Net interest revenue includes certain fees that are recorded as interest revenue.

(8)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$4,216	$4,152	$4,065	$4,137	$4,305	4%	2%	$16,461	$16,659	1%
Non-Interest Revenue	1,097	958	987	601	573	(5)%	(48)%	4,488	3,119	(31)%
Total Revenues, Net of Interest Expense	5,313	5,110	5,052	4,738	4,878	3%	(8)%	20,949	19,778	(6)%
Total Operating Expenses	2,675	2,429	2,384	2,358	2,420	3%	(10)%	9,931	9,591	(3)%
Net Credit Losses	1,265	1,255	1,190	1,083	1,106	2%	(13)%	5,756	4,634	(19)%
Credit Reserve Build / (Release)	(215)	(370)	(351)	(228)	(87)	62%	60%	(2,389)	(1,036)	57%
Provision for Unfunded Lending Commitments	—	—	—	3	3	—	—	1	6	NM
Provision for Benefits & Claims	18	14	13	17	16	(6)%	(11)%	70	60	(14)%
Provision for Loan Losses and for Benefits and Claims	1,068	899	852	875	1,038	19%	(3)%	3,438	3,664	7%
Income from Continuing Operations before Taxes	1,570	1,782	1,816	1,505	1,420	(6)%	(10)%	7,580	6,523	(14)%
Income Taxes (benefits)	590	669	692	573	521	(9)%	(12)%	2,852	2,455	(14)%
Income from Continuing Operations	980	1,113	1,124	932	899	(4)%	(8)%	4,728	4,068	(14)%
Noncontrolling Interests	—	—	1	—	1	—	—	1	2	100%
Net Income	$980	$1,113	$1,123	$932	$898	(4)%	(8)%	$4,727	$4,066	(14)%
Average Assets (in billions of dollars)	$175	$176	$172	$173	$178	3%	2%	$172	$175	2%
Return on Average Assets	2.23%	2.56%	2.62%	2.14%	2.00%			2.75%	2.32%
Efficiency Ratio	50%	48%	47%	50%	50%			47%	48%

Net Credit Losses as a % of Average Loans	3.35%	3.40%	3.29%	2.88%	2.82%			3.83%	3.09%

Revenue by Business
Retail Banking	$1,667	$1,573	$1,591	$1,123	$1,091	(3)%	(35)%	$6,686	$5,378	(20)%
Citi-Branded Cards	2,113	2,026	1,978	2,087	2,120	2%	—	8,234	8,211	—
Citi Retail Services	1,533	1,511	1,483	1,528	1,667	9%	9%	6,029	6,189	3%
Total	$5,313	$5,110	$5,052	$4,738	$4,878	3%	(8)%	$20,949	$19,778	(6)%

Net Credit Losses by Business
Retail Banking	$51	$55	$44	$38	$47	24%	(8)%	$247	$184	(26)%
Citi-Branded Cards	700	692	665	610	588	(4)%	(16)%	3,187	2,555	(20)%
Citi Retail Services	514	508	481	435	471	8%	(8)%	2,322	1,895	(18)%
Total	$1,265	$1,255	$1,190	$1,083	$1,106	2%	(13)%	$5,756	$4,634	(19)%

Income (loss) from Continuing Operations by Business
Retail Banking	$231	$229	$274	$(22)	$(3)	86%	NM	$1,244	$478	(62)%
Citi-Branded Cards	460	448	457	565	539	(5)%	17%	2,020	2,009	(1)%
Citi Retail Services	289	436	393	389	363	(7)%	26%	1,464	1,581	8%
Total	$980	$1,113	$1,124	$932	$899	(4)%	(8)%	$4,728	$4,068	(14)%

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	999	981	983	983	983	—	(2)%
Accounts (in millions)	12.4	12.2	12.0	12.1	12.0	(1)%	(3)%
Investment Sales	$2.9	$4.0	$3.9	$3.1	$3.3	6%	14%
Investment AUMs	$29.9	$31.6	$31.4	$32.3	$33.8	5%	13%

Average Deposits	$160.0	$163.8	$165.1	$166.5	$168.6	1%	5%

Average Loans	$42.2	$43.2	$41.0	$42.9	$43.8	2%	4%

EOP Loans:
Real Estate Lending	$33.7	$33.9	$32.2	$33.6	$34.3	2%	2%
Commercial Markets	7.9	8.2	8.4	8.5	8.7	2%	10%
Personal and Other	1.1	1.0	1.1	1.1	1.1	—	—
Total EOP Loans	$42.7	$43.1	$41.7	$43.2	$44.1	2%	3%

Mortgage Originations	$16.8	$18.0	$17.2	$14.5	$8.3	(43)%	(51)%

Third Party Mortgage Servicing Portfolio (EOP)	$177.2	$175.8	$177.9	$180.3	$180.6	—	2%

Net Servicing & Gain/(Loss) on Sale (in millions)	$614.5	$561.6	$588.5	$167.0	$142.9	(14)%	(77)%

Saleable Mortgage Rate Locks	$12.7	$14.3	$13.0	$7.1	$4.5	(37)%	(65)%

Net Interest Revenue on Loans (in millions)	$239	$243	$242	$232	$234	1%	(2)%
As a % of Avg. Loans	2.25%	2.28%	2.37%	2.15%	2.12%

Net Credit Losses (in millions)	$51	$55	$44	$38	$47	24%	(8)%
As a % of Avg. Loans	0.48%	0.52%	0.43%	0.35%	0.43%

Loans 90+ Days Past Due (in millions) (1)	$280	$282	$285	$277	$257	(7)%	(8)%
As a % of EOP Loans	0.68%	0.68%	0.71%	0.66%	0.60%
Loans 30-89 Days Past Due (in millions) (1)	$223	$226	$217	$209	$205	(2)%	(8)%
As a % of EOP Loans	0.54%	0.54%	0.54%	0.50%	0.48%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were, $742 million and ($1.4 billion), $736 million and ($1.5 billion), $728 million and ($1.3 billion), $733 million and ($1.3 billion) and $690 million and ($1.2 billion), as of December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $122 million and ($1.4 billion), $121 million and ($1.5 billion), $144 million and ($1.3 billion), $146 million and ($1.3 billion) and $141 million and ($1.2 billion), as of December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	23.2	23.4	23.6	23.8	23.9	—	3%
Purchase Sales (in billions)	$41.6	$38.2	$41.9	$41.7	$43.4	4%	4%

Average Loans (in billions) (1)	$71.1	$69.7	$68.4	$68.4	$68.2	—	(4)%

EOP Loans (in billions) (1)	$72.9	$69.2	$69.3	$68.8	$70.5	2%	(3)%

Average Yield (2)	10.02%	10.23%	10.11%	10.22%	10.33%
Net Interest Revenue (3)	$1,687	$1,649	$1,645	$1,690	$1,708	1%	1%
As a % of Avg. Loans (3)	9.44%	9.59%	9.65%	9.80%	9.94%
Net Credit Losses	$700	$692	$665	$610	$588	(4)%	(16)%
As a % of Average Loans	3.92%	4.03%	3.90%	3.54%	3.42%
Net Credit Margin (4)	$1,405	$1,329	$1,310	$1,470	$1,527	4%	9%
As a % of Avg. Loans (4)	7.86%	7.73%	7.68%	8.53%	8.88%
Loans 90+ Days Past Due	$786	$732	$663	$628	$681	8%	(13)%
As a % of EOP Loans	1.08%	1.06%	0.96%	0.91%	0.97%
Loans 30-89 Days Past Due	$771	$679	$588	$650	$661	2%	(14)%
As a % of EOP Loans	1.06%	0.98%	0.85%	0.94%	0.94%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1) (5)
EOP Open Accounts	78.9	77.8	76.1	89.7	90.0	—	14%
Purchase Sales (in billions)	$20.4	$15.3	$18.3	$18.1	$23.3	29%	14%

Average Loans (in billions) (1)	$37.0	$36.7	$35.8	$37.8	$43.6	15%	18%
EOP Loans (in billions) (1)	$38.6	$35.4	$36.0	$43.0	$46.3	8%	20%

Average Yield (2)	18.04%	18.28%	17.89%	17.33%	16.34%
Net Interest Revenue (3)	$1,660	$1,652	$1,587	$1,682	$1,860	11%	12%
As a % of Avg. Loans (3)	17.85%	18.26%	17.78%	17.65%	16.93%
Net Credit Losses	$514	$508	$481	$435	$471	8%	(8)%
As a % of Average Loans	5.53%	5.61%	5.39%	4.57%	4.29%
Net Credit Margin (4)	$1,009	$994	$993	$1,082	$1,185	10%	17%
As a % of Avg. Loans (4)	10.85%	10.98%	11.13%	11.36%	10.78%
Loans 90+ Days Past Due	$721	$651	$556	$650	$771	19%	7%
As a % of EOP Loans	1.87%	1.84%	1.54%	1.51%	1.67%
Loans 30-89 Days Past Due	$789	$685	$615	$799	$830	4%	5%
As a % of EOP Loans	2.04%	1.94%	1.71%	1.86%	1.79%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)         Includes the impact of adding approximately 13 million credit card accounts and $7 billion of loans related to the previously announced acquisition of Best Buy’s U.S. credit card portfolio in the third quarter of 2013.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$258	$246	$237	$226	$239	6%	(7)%	$1,010	$948	(6)%
Non-Interest Revenue	126	122	127	133	119	(11)%	(6)%	475	501	5%
Total Revenues, Net of Interest Expense	384	368	364	359	358	—	(7)%	1,485	1,449	(2)%
Total Operating Expenses	402	344	333	306	340	11%	(15)%	1,433	1,323	(8)%
Net Credit Losses	33	29	(1)	21	19	(10)%	(42)%	105	68	(35)%
Credit Reserve Build / (Release)	11	(11)	(9)	3	(1)	NM	NM	(5)	(18)	NM
Provision for Unfunded Lending Commitments	—	1	(1)	—	—	—	—	(1)	—	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	44	19	(11)	24	18	(25)%	(59)%	99	50	(49)%
Income (loss) from Continuing Operations before Taxes	(62)	5	42	29	—	(100)%	100%	(47)	76	NM
Income Taxes (benefits)	(19)	(2)	14	10	(5)	NM	74%	(10)	17	NM
Income from Continuing Operations	(43)	7	28	19	5	(74)%	NM	(37)	59	NM
Noncontrolling Interests	—	3	5	3	—	(100)%	—	4	11	NM
Net Income	$(43)	$4	$23	$16	$5	(69)%	NM	$(41)	$48	NM
Average Assets (in billions of dollars)	$9	$10	$10	$9	$9	—	—	$9	$10	11%
Return on Average Assets	(1.90)%	0.16%	0.92%	0.71%	0.22%			(0.46)%	0.48%
Efficiency Ratio	105%	93%	91%	85%	95%			96%	91%

Net Credit Losses as a % of Average Loans	1.66%	1.47%	(0.05)%	1.08%	0.94%			1.40%	0.85%

Revenue by Business
Retail Banking	$227	$215	$214	$219	$220	—	(3)%	$873	$868	(1)%
Citi-Branded Cards	157	153	150	140	138	(1)%	(12)%	612	581	(5)%
Total	$384	$368	$364	$359	$358	—	(7)%	$1,485	$1,449	(2)%

Net Credit Losses by Business
Retail Banking	$15	$9	$(2)	$11	$8	(27)%	(47)%	$46	$26	(43)%
Citi-Branded Cards	18	20	1	10	11	10%	(39)%	59	42	(29)%
Total	$33	$29	$(1)	$21	$19	(10)%	(42)%	$105	$68	(35)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(43)	$(8)	$—	$(2)	$(13)	NM	70%	$(92)	$(23)	75%
Citi-Branded Cards	—	15	28	21	18	(14)%	—	55	82	49%
Total	$(43)	$7	$28	$19	$5	(74)%	NM	$(37)	$59	NM

FX Translation Impact:
Total Revenue - as Reported	$384	$368	$364	$359	$358	—	(7)%	$1,485	$1,449	(2)%
Impact of FX Translation (1)	(5)	(3)	4	5	—			(15)	—
Total Revenues - Ex-FX (2)	$379	$365	$368	$364	$358	(2)%	(6)%	$1,470	$1,449	(1)%

Total Operating Expenses - as Reported	$402	$344	$333	$306	$340	11%	(15)%	$1,433	$1,323	(8)%
Impact of FX Translation (1)	(7)	(3)	5	5	—			(20)	—
Total Operating Expenses - Ex-FX (2)	$395	$341	$338	$311	$340	9%	(14)%	$1,413	$1,323	(6)%

Provisions for LLR & PBC - as Reported	$44	$19	$(11)	$24	$18	(25)%	(59)%	$99	$50	(49)%
Impact of FX Translation (1)	(2)	(1)	—	—	—			(1)	—
Provisions for LLR & PBC - Ex-FX (2)	$42	$18	$(11)	$24	$18	(25)%	(57)%	$98	$50	(49)%

Net Income - as Reported	$(43)	$4	$23	$16	$5	(69)%	NM	$(41)	$48	NM
Impact of FX Translation (1)	3	1	—	(1)	—			5	—
Net Income - Ex-FX (2)	$(40)	$5	$23	$15	$5	(67)%	NM	$(36)	$48	NM

(1)         Reflects the impact of Foreign Exchange Translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	228	222	222	201	172	(14)%	(25)%
Accounts (in millions)	3.9	3.9	3.8	3.6	3.4	(6)%	(13)%
Average Deposits	$12.7	$13.0	$13.0	$12.0	$12.5	4%	(2)%
Investment Sales	$1.3	$1.1	$1.0	$0.7	$0.9	29%	(31)%
Investment AUMs	$5.8	$6.0	$6.2	$6.2	$6.5	5%	12%
Average Loans	$5.0	$5.1	$5.3	$5.6	$5.6	—	12%
EOP Loans:
Real Estate Lending	$0.3	$0.3	$0.3	$0.4	$0.4	—	33%
Commercial Markets	2.1	2.2	2.3	2.6	2.6	—	24%
Personal and Other	2.7	2.7	2.7	2.5	2.6	4%	(4)%
Total EOP Loans	$5.1	$5.2	$5.3	$5.5	$5.6	2%	10%

Net Interest Revenue (in millions) (1)	$142	$135	$130	$124	$135	9%	(5)%
As a % of Average Loans (1)	11.30%	10.74%	9.84%	8.78%	9.56%
Net Credit Losses (in millions)	$15	$9	$(2)	$11	$8	(27)%	(47)%
As a % of Average Loans	1.19%	0.72%	(0.15)%	0.78%	0.57%
Loans 90+ Days Past Due (in millions)	$48	$43	$41	$38	$34	(11)%	(29)%
As a % of EOP Loans	0.94%	0.83%	0.77%	0.69%	0.61%
Loans 30-89 Days Past Due (in millions)	$77	$70	$68	$57	$51	(11)%	(34)%
As a % of EOP Loans	1.51%	1.35%	1.28%	1.04%	0.91%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.8	2.8	2.8	2.2	2.1	(5)%	(25)%
Purchase Sales (in billions)	$3.1	$2.9	$3.0	$2.5	$2.6	4%	(16)%
Average Loans (2)	$2.9	$2.9	$2.8	$2.1	$2.4	14%	(17)%
EOP Loans (2)	$2.9	$2.8	$2.8	$2.4	$2.4	—	(17)%
Average Yield (3)	19.10%	18.87%	18.42%	20.96%	18.86%

Net Interest Revenue (in millions) (4)	$116	$111	$107	$102	$104	2%	(10)%
As a % of Avg. Loans (4)	15.91%	15.52%	15.33%	19.27%	17.19%
Net Credit Losses (in millions)	$18	$20	$1	$10	$11	10%	(39)%
As a % of Average Loans	2.47%	2.80%	0.14%	1.89%	1.82%
Net Credit Margin (in millions) (5)	$139	$133	$149	$130	$127	(2)%	(9)%
As a % of Avg. Loans (5)	19.07%	18.60%	21.34%	24.56%	20.99%
Loans 90+ Days Past Due (in millions)	$48	$45	$44	$34	$32	(6)%	(33)%
As a % of EOP Loans	1.66%	1.61%	1.57%	1.42%	1.33%
Loans 30-89 Days Past Due (in millions)	$63	$60	$57	$44	$42	(5)%	(33)%
As a % of EOP Loans	2.17%	2.14%	2.04%	1.83%	1.75%

(1)              Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)              Average yield is gross interest revenue earned divided by average loans.

(4)              Net interest revenue includes certain fees that are recorded as interest revenue.

(5)              Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,566	$1,546	$1,580	$1,580	$1,599	1%	2%	$6,061	$6,305	4%
Non-Interest Revenue	719	765	747	696	805	16%	12%	2,697	3,013	12%
Total Revenues, Net of Interest Expense	2,285	2,311	2,327	2,276	2,404	6%	5%	8,758	9,318	6%
Total Operating Expenses	1,459	1,308	1,307	1,285	1,344	5%	(8)%	5,186	5,244	1%
Net Credit Losses	406	419	416	434	458	6%	13%	1,405	1,727	23%
Credit Reserve Build / (Release)	32	38	104	168	66	(61)%	NM	254	376	48%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	46	49	33	34	36	6%	(22)%	167	152	(9)%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	484	506	553	636	560	(12)%	16%	1,826	2,255	23%
Income from Continuing Operations before Taxes	342	497	467	355	500	41%	46%	1,746	1,819	4%
Income Taxes	(42)	117	96	66	105	59%	NM	278	384	38%
Income from Continuing Operations	384	380	371	289	395	37%	3%	1,468	1,435	(2)%
Noncontrolling Interests	—	2	—	1	1	—	—	(2)	4	NM
Net Income	$384	$378	$371	$288	$394	37%	3%	$1,470	$1,431	(3)%
Average Assets (in billions of dollars)	$82	$86	$80	$80	$81	—	(1)%	$80	$82	3%
Return on Average Assets (1)	1.95%	1.86%	1.86%	1.43%	1.93%			1.93%	1.77%
Efficiency Ratio	64%	57%	56%	56%	56%			59%	56%

Net Credit Losses as a % of Average Loans (1)	4.16%	4.15%	4.03%	4.18%	4.30%			3.81%	4.16%

Revenue by Business
Retail Banking	$1,509	$1,547	$1,538	$1,487	$1,563	5%	4%	$5,857	$6,135	5%
Citi-Branded Cards	776	764	789	789	841	7%	8%	2,901	3,183	10%
Total	$2,285	$2,311	$2,327	$2,276	$2,404	6%	5%	$8,758	$9,318	6%

Net Credit Losses by Business
Retail Banking	$210	$207	$204	$209	$224	7%	7%	$648	$844	30%
Citi-Branded Cards	196	212	212	225	234	4%	19%	757	883	17%
Total	$406	$419	$416	$434	$458	6%	13%	$1,405	$1,727	23%

Income (loss) from Continuing Operations by Business
Retail Banking	$233	$248	$211	$144	$230	60%	(1)%	$909	$833	(8)%
Citi-Branded Cards	151	132	160	145	165	14%	9%	559	602	8%
Total	$384	$380	$371	$289	$395	37%	3%	$1,468	$1,435	(2)%

FX Translation Impact:
Total Revenue - as Reported	$2,285	$2,311	$2,327	$2,276	$2,404	6%	5%	$8,758	$9,318	6%
Impact of FX Translation (2)	(56)	(105)	(80)	(1)	—			(33)	—
Total Revenues - Ex-FX (3)	$2,229	$2,206	$2,247	$2,275	$2,404	6%	8%	$8,725	$9,318	7%

Total Operating Expenses - as Reported	$1,459	$1,308	$1,307	$1,285	$1,344	5%	(8)%	$5,186	$5,244	1%
Impact of FX Translation (2)	(48)	(61)	(42)	(1)	—			(62)	—
Total Operating Expenses - Ex-FX (3)	$1,411	$1,247	$1,265	$1,284	$1,344	5%	(5)%	$5,124	$5,244	2%

Provisions for LLR & PBC - as Reported	$484	$506	$553	$636	$560	(12)%	16%	$1,826	$2,255	23%
Impact of FX Translation (2)	(14)	(25)	(19)	1	—			(19)	—
Provisions for LLR & PBC - Ex-FX (3)	$470	$481	$534	$637	$560	(12)%	19%	$1,807	$2,255	25%

Net Income - as Reported	$384	$378	$371	$288	$394	37%	3%	$1,470	$1,431	(3)%
Impact of FX Translation (1)	8	(11)	(12)	(7)	—			25	—
Net Income - Ex-FX (2)	$392	$367	$359	$281	$394	40%	1%	$1,495	$1,431	(4)%

(1)  Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations. Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See page 15 for the historically adjusted Latin America amounts related to Credicard.

(2)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(3)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	2,181	2,139	2,040	2,031	2,021	—	(7)%
Accounts (in millions)	31.8	31.8	32.2	32.0	32.2	1%	1%
Average Deposits	$45.4	$46.4	$45.7	$45.6	$47.2	4%	4%
Investment Sales	$9.9	$10.9	$11.5	$11.2	$10.7	(4)%	8%
Investment AUMs	$67.6	$72.2	$68.3	$69.1	$72.7	5%	8%
Average Loans	$27.7	$29.4	$29.9	$29.6	$30.2	2%	9%
EOP Loans:
Real Estate Lending	$5.4	$5.9	$5.7	$5.4	$5.7	6%	6%
Commercial Markets	12.8	13.5	13.3	13.0	13.8	6%	8%
Personal and Other	10.1	10.9	10.7	11.0	11.1	1%	10%
Total EOP Loans	$28.3	$30.3	$29.7	$29.4	$30.6	4%	8%

Net Interest Revenue (in millions) (1)	$990	$990	$978	$978	$990	1%	—
As a % of Average Loans (1)	14.22%	13.66%	13.12%	13.11%	13.01%
Net Credit Losses (in millions)	$210	$207	$204	$209	$224	7%	7%
As a % of Average Loans	3.02%	2.86%	2.74%	2.80%	2.94%
Loans 90+ Days Past Due (in millions)	$323	$320	$318	$347	$470	35%	46%
As a % of EOP Loans	1.14%	1.06%	1.07%	1.18%	1.54%
Loans 30-89 Days Past Due (in millions)	$353	$427	$368	$445	$395	(11)%	12%
As a % of EOP Loans	1.25%	1.41%	1.24%	1.51%	1.29%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
EOP Open Accounts (in millions)	12.9	12.9	9.4	9.5	9.2	(3)%	(29)%
Purchase Sales (in billions)	$9.0	$8.2	$8.6	$8.7	$9.4	8%	4%
Average Loans (in billions) (3)	$14.3	$14.7	$11.5	$11.6	$12.1	4%	(15)%
EOP Loans (in billions) (3)	$14.8	$14.9	$11.5	$11.8	$12.1	3%	(18)%
Average Yield (4)	22.12%	21.23%	21.71%	21.60%	20.91%

Net Interest Revenue (in millions) (5)	$576	$556	$602	$602	$609	1%	6%
As a % of Average Loans (5)	20.64%	19.61%	21.00%	20.59%	19.97%
Net Credit Losses (in millions)	$196	$212	$212	$225	$234	4%	19%
As a % of Average Loans	7.02%	7.48%	7.39%	7.70%	7.67%
Net Credit Margin (in millions) (6)	$580	$552	$577	$564	$607	8%	5%
As a % of Average Loans (6)	20.79%	19.47%	20.12%	19.29%	19.90%
Loans 90+ Days Past Due (in millions)	$413	$418	$323	$326	$349	7%	(15)%
As a % of EOP Loans	2.79%	2.81%	2.81%	2.76%	2.88%
Loans 30-89 Days Past Due (in millions)	$432	$449	$335	$346	$364	5%	(16)%
As a % of EOP Loans	2.92%	3.01%	2.91%	2.93%	3.01%
Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
Additional Historically Adjusted impact from the announced sale of Brazil Credicard
EOP Open Accounts (in millions) - As Disclosed	12.9	12.9	9.4	9.5	9.2	(3)%	(29)%
Impact of Announced Brazil Credicard Sale	(3.8)	(3.9)	—	—	—
EOP Open Accounts - Historically Adjusted	9.1	9.0	9.4	9.5	9.2	(3)%	1%

Average Loans - As Disclosed	$14.3	$14.7	$11.5	$11.6	$12.1	4%	(15)%
Impact of Announced Brazil Credicard Sale	(3.2)	(3.2)	—	—	—
Average Loans - Historically Adjusted	$11.1	$11.5	$11.5	$11.6	$12.1	4%	9%

EOP Loans — As Disclosed	$14.8	$14.9	$11.5	$11.8	$12.1	3%	(18)%
Impact of Announced Brazil Credicard Sale	(3.4)	(3.1)	—	—	—
EOP Loans — Historically Adjusted	$11.4	$11.8	$11.5	$11.8	$12.1	3%	6%

Loans 90+ Days Past Due (in millions) - as disclosed	$413	$418	$323	$326	$349	7%	(15)%
Impact of Announced Brazil Credicard Sale	(111)	(102)	—	—
Loans 90+ Days Past Due - Historically Adjusted	$302	$316	$323	$326	$349	7%	16%
As a % of Historically Adjusted EOP Loans	2.65%	2.68%	2.81%	2.76%	2.88%

Loans 30-89 Days Past Due (in millions) - as disclosed	$432	$449	$335	$346	$364	5%	(16)%
Impact of Announced Brazil Credicard Sale	(113)	(126)	—	—
Loans 30-89 Days Past Due - Historically Adjusted	$319	$323	$335	$346	$364	5%	14%
As a % of Historically Adjusted EOP Loans	2.80%	2.74%	2.91%	2.93%	3.01%

Average Assets - As Disclosed on prior page	$82.0	$86.0	$80.0	$80.0	$81.0	1%	(1)%
Impact of Announced Brazil Credicard Sale	(3.8)	(3.8)	—	—	—
Average Assets - Historically Adjusted	$78.2	$82.2	$80.0	$80.0	$81.0	1%	4%

(1)  Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)  Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See above for the historically adjusted impact of the Credicard discontinued operations.  December 31, 2013, September 30, 2013 and June 30, 2013 balances already exclude the Credicard amounts.

(3)  Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)  Average yield is gross interest revenue earned divided by average loans.

(5)  Net interest revenue includes certain fees that are recorded as interest revenue.

(6)  Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,268	$1,227	$1,190	$1,163	$1,176	1%	(7)%	$5,154	$4,756	(8)%
Non-Interest Revenue	727	733	778	699	658	(6)%	(9)%	2,774	2,868	3%
Total Revenues, Net of Interest Expense	1,995	1,960	1,968	1,862	1,834	(2)%	(8)%	7,928	7,624	(4)%
Total Operating Expenses	1,246	1,128	1,107	1,099	1,116	2%	(10)%	4,766	4,450	(7)%
Net Credit Losses	235	206	180	192	204	6%	(13)%	841	782	(7)%
Credit Reserve Build / (Release)	20	3	19	(28)	15	NM	(25)%	(36)	9	NM
Provision for Unfunded Lending Commitments	—	14	10	12	(5)	NM	—	—	31	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	255	223	209	176	214	22%	(16)%	805	822	2%
Income from Continuing Operations before Taxes	494	609	652	587	504	(14)%	2%	2,357	2,352	—
Income Taxes	98	192	220	201	169	(16)%	72%	561	782	39%
Income from Continuing Operations	396	417	432	386	335	(13)%	(15)%	1,796	1,570	(13)%
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$396	$417	$432	$386	$335	(13)%	(15)%	$1,796	$1,570	(13)%
Average Assets (in billions of dollars)	$129	$128	$129	$129	$131	2%	2%	$127	$129	2%
Return on Average Assets	1.22%	1.32%	1.34%	1.19%	1.01%			1.41%	1.22%
Efficiency Ratio	62%	58%	56%	59%	61%			60%	58%

Net Credit Losses as a % of Average Loans	1.04%	0.94%	0.82%	0.87%	0.90%			0.95%	0.88%

Revenue by Business
Retail Banking	$1,175	$1,200	$1,192	$1,102	$1,070	(3)%	(9)%	$4,766	$4,564	(4)%
Citi-Branded Cards	820	760	776	760	764	1%	(7)%	3,162	3,060	(3)%
Total	$1,995	$1,960	$1,968	$1,862	$1,834	(2)%	(8)%	$7,928	$7,624	(4)%

Net Credit Losses by Business
Retail Banking	$99	$67	$53	$78	$91	17%	(8)%	$317	$289	(9)%
Citi-Branded Cards	136	139	127	114	113	(1)%	(17)%	524	493	(6)%
Total	$235	$206	$180	$192	$204	6%	(13)%	$841	$782	(7)%

Income from Continuing Operations by Business
Retail Banking	$189	$257	$238	$193	$160	(17)%	(15)%	$987	$848	(14)%
Citi-Branded Cards	207	160	194	193	175	(9)%	(15)%	809	722	(11)%
Total	$396	$417	$432	$386	$335	(13)%	(15)%	$1,796	$1,570	(13)%

FX Translation Impact:
Total Revenue - as Reported	$1,995	$1,960	$1,968	$1,862	$1,834	(2)%	(8)%	$7,928	$7,624	(4)%
Impact of FX Translation (1)	(96)	(72)	(32)	9	—			(238)	—
Total Revenues - Ex-FX (2)	$1,899	$1,888	$1,936	$1,871	$1,834	(2)%	(3)%	$7,690	$7,624	(1)%

Total Operating Expenses - as Reported	$1,246	$1,128	$1,107	$1,099	$1,116	2%	(10)%	$4,766	$4,450	(7)%
Impact of FX Translation (1)	(60)	(36)	(10)	5	—			(172)	—
Total Operating Expenses - Ex-FX (2)	$1,186	$1,092	$1,097	$1,104	$1,116	1%	(6)%	$4,594	$4,450	(3)%

Provisions for LLR & PBC - as Reported	$255	$223	$209	$176	$214	22%	(16)%	$805	$822	2%
Impact of FX Translation (1)	(12)	(12)	(3)	2	—			(20)	—
Provisions for LLR & PBC - Ex-FX (2)	$243	$211	$206	$178	$214	20%	(12)%	$785	$822	5%

Net Income - as Reported	$396	$417	$432	$386	$335	(13)%	(15)%	$1,796	$1,570	(13)%
Impact of FX Translation (1)	(11)	(15)	(10)	1	—			(20)	—
Net Income - Ex-FX (2)	$385	$402	$422	$387	$335	(13)%	(13)%	$1,776	$1,570	(12)%

(1)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

	4Q	1Q	2Q	3Q	4Q	4Q13 Increase (Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	600	574	571	562	553	(2)%	(8)%
Accounts (in millions)	16.9	16.9	16.9	17.0	16.8	(1)%	(1)%
Average Deposits	$110.1	$107.0	$102.3	$100.2	$101.0	1%	(8)%
Investment Sales	$9.0	$12.0	$11.3	$8.6	$8.4	(2)%	(7)%
Investment AUMs	$52.0	$54.3	$51.4	$54.7	$54.5	0%	5%
Average Loans	$69.7	$69.3	$68.8	$69.2	$71.5	3%	3%
EOP Loans:
Real Estate Lending	$36.6	$36.4	$35.6	$37.0	$37.6	2%	3%
Commercial Markets	16.6	16.7	17.1	17.4	17.2	(1)%	4%
Personal and Other	16.5	16.3	15.8	15.9	16.8	6%	2%
Total EOP Loans	$69.7	$69.4	$68.5	$70.3	$71.6	2%	3%

Net Interest Revenue (in millions) (1)	$755	$729	$708	$691	$696	1%	(8)%
As a % of Average Loans (1)	4.31%	4.27%	4.13%	3.96%	3.86%
Net Credit Losses (in millions)	$99	$67	$53	$78	$91	17%	(8)%
As a % of Average Loans	0.57%	0.39%	0.31%	0.45%	0.50%
Loans 90+ Days Past Due (in millions)	$228	$229	$205	$210	$191	(9)%	(16)%
As a % of EOP Loans	0.33%	0.33%	0.30%	0.30%	0.27%
Loans 30-89 Days Past Due (in millions)	$459	$468	$432	$398	$398	0%	(13)%
As a % of EOP Loans	0.66%	0.67%	0.63%	0.57%	0.56%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.0	16.1	16.4	16.6	16.6	0%	4%
Purchase Sales (in billions)	$20.7	$19.3	$19.4	$19.2	$20.6	7%	0%
Average Loans (in billions) (2)	$19.9	$19.8	$19.0	$18.4	$18.8	2%	(6)%
EOP Loans (in billions) (2)	$20.4	$19.4	$18.9	$18.7	$19.1	2%	(6)%
Average Yield (3)	12.88%	12.69%	12.48%	12.33%	12.24%

Net Interest Revenue (in millions) (4)	$513	$498	$482	$472	$480	2%	(6)%
As a % of Average Loans (4)	10.26%	10.20%	10.18%	10.18%	10.13%
Net Credit Losses (in millions)	$136	$139	$127	$114	$113	(1)%	(17)%
As a % of Average Loans	2.72%	2.85%	2.68%	2.46%	2.38%
Net Credit Margin (in millions) (5)	$684	$621	$649	$646	$651	1%	(5)%
As a % of Average Loans (5)	13.67%	12.72%	13.70%	13.93%	13.74%
Loans 90+ Days Past Due	$234	$232	$209	$189	$188	(1)%	(20)%
As a % of EOP Loans	1.15%	1.20%	1.11%	1.01%	0.98%
Loans 30-89 Days Past Due	$342	$325	$287	$267	$274	3%	(20)%
As a % of EOP Loans	1.68%	1.68%	1.52%	1.43%	1.43%

(1)	Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average yield is gross interest revenue earned divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Commissions and Fees	$1,085	$1,179	$1,156	$1,115	$1,065	(4)%	(2)%	4,318	4,515	5%
Administration and Other Fiduciary Fees	689	694	696	637	648	2%	(6)%	2,790	2,675	(4)%
Investment Banking	1,014	1,085	983	842	952	13%	(6)%	3,618	3,862	7%
Principal Transactions	49	2,415	2,407	814	674	(17)%	NM	4,130	6,310	53%
Other	(41)	359	368	131	(192)	NM	NM	(83)	666	NM
Total Non-Interest Revenue	2,796	5,732	5,610	3,539	3,147	(11)%	13%	14,773	18,028	22%
Net Interest Revenue (including Dividends)	4,183	3,852	3,963	3,823	3,912	2%	(6)%	15,957	15,550	(3)%
Total Revenues, Net of Interest Expense	6,979	9,584	9,573	7,362	7,059	(4)%	1%	30,730	33,578	9%
Total Operating Expenses	5,264	4,988	4,937	4,795	5,177	8%	(2)%	20,199	19,897	(1)%
Net Credit Losses	75	39	53	65	25	(62)%	(67)%	282	182	(35)%
Provision for Unfunded Lending Commitments	50	3	(19)	93	(24)	NM	NM	39	53	36%
Credit Reserve Build / (Release)	(41)	23	(64)	(19)	(97)	NM	NM	(45)	(157)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	84	65	(30)	139	(96)	NM	NM	276	78	(72)%
Income from Continuing Operations before Taxes	1,631	4,531	4,666	2,428	1,978	(19)%	21%	10,255	13,603	33%
Income Taxes	142	1,406	1,476	633	457	(28)%	NM	2,162	3,972	84%
Income from Continuing Operations	1,489	3,125	3,190	1,795	1,521	(15)%	2%	8,093	9,631	19%
Noncontrolling Interests	23	50	23	19	18	(5)%	(22)%	128	110	(14)%
Net Income	$1,466	$3,075	$3,167	$1,776	$1,503	(15)%	3%	$7,965	$9,521	20%
Average Assets (in billions of dollars)	$1,061	$1,070	$1,090	$1,052	$1,054	—	(1)%	$1,044	$1,067	2%
Return on Average Assets	0.55%	1.17%	1.17%	0.67%	0.57%			0.76%	0.89%
Return on Average Assets (Excluding CVA/DVA) (1)	0.67%	1.24%	1.06%	0.75%	0.60%			0.91%	0.91%
Efficiency Ratio	75%	52%	52%	65%	73%			66%	59%

Revenue by Region
North America	$2,114	$3,596	$3,266	$2,449	$2,236	(9)%	6%	$9,027	$11,547	28%
EMEA	2,212	2,734	3,087	2,141	2,033	(5)%	(8)%	9,925	9,995	1%
Latin America	1,120	1,217	1,214	1,087	1,144	5%	2%	4,683	4,662	—
Asia	1,533	2,037	2,006	1,685	1,646	(2)%	7%	7,095	7,374	4%
Total	$6,979	$9,584	$9,573	$7,362	$7,059	(4)%	1%	$30,730	$33,578	9%

Income from Continuing Operations by Region
North America	$320	$1,281	$1,010	$533	$418	(22)%	31%	$1,716	$3,242	89%
EMEA	432	668	1,016	388	416	7%	(4)%	2,544	2,488	(2)%
Latin America	397	476	529	430	205	(52)%	(48)%	1,891	1,640	(13)%
Asia	340	700	635	444	482	9%	42%	1,942	2,261	16%
Total	$1,489	$3,125	$3,190	$1,795	$1,521	(15)%	2%	$8,093	$9,631	19%

Average Loans by Region (in billions)
North America	89	$91	$96	$100	105	5%	18%	$83	$98	18%
EMEA	53	53	56	54	56	4%	6%	53	55	4%
Latin America	37	38	37	38	39	3%	5%	35	38	9%
Asia	62	60	64	67	68	1%	10%	63	65	3%
Total	$241	$242	$253	$259	$268	3%	11%	$234	$256	9%

(1)              Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets. Net income excluding CVA/DVA in the fourth quarter of 2012, first quarter of 2013, second quarter of 2013, third quarter of 2013 and fourth quarter of 2013 was $1,782 million, $3,267 million, $2,883 million, $1,982 million and $1,838 million, respectively.  See page 19 for the CVA/DVA for each period presented.  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$2,704	$2,437	$2,573	$2,414	$2,485	3%	(8)%	$9,951	$9,909	—
Non-Interest Revenue	1,658	4,541	4,268	2,335	1,965	(16)%	19%	10,071	13,109	30%
Total Revenues, Net of Interest Expense	4,362	6,978	6,841	4,749	4,450	(6)%	2%	20,022	23,018	15%
Total Operating Expenses	3,668	3,564	3,495	3,367	3,377	—	(8)%	14,416	13,803	(4)%
Net Credit Losses	75	35	37	49	24	(51)%	(68)%	168	145	(14)%
Provision for Unfunded Lending Commitments	50	3	(19)	111	(24)	NM	NM	33	71	NM
Credit Reserve Build / (Release)	(47)	34	(97)	(40)	(106)	NM	NM	(79)	(209)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	78	72	(79)	120	(106)	NM	NM	122	7	(94)%
Income from Continuing Operations before Taxes	616	3,342	3,425	1,262	1,179	(7)%	91%	5,484	9,208	68%
Income Taxes (Benefits)	(81)	987	1,043	259	204	(21)%	NM	791	2,493	NM
Income from Continuing Operations	697	2,355	2,382	1,003	975	(3)%	40%	4,693	6,715	43%
Noncontrolling Interests	18	44	18	14	15	7%	(17)%	111	91	(18)%
Net Income	$679	$2,311	$2,364	$989	$960	(3)%	41%	$4,582	$6,624	45%
Average Assets (in billions of dollars)	$917	$926	$933	$885	$883	—	$—	$904	$907	—
Return on Average Assets	0.29%	1.01%	1.02%	0.44%	0.43%			0.51%	0.73%
Return on Average Assets (Excluding CVA/DVA) (1)	0.43%	1.10%	0.89%	0.54%	0.48%			0.68%	0.75%
Efficiency Ratio	84%	51%	51%	71%	76%			72%	60%

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$206	$204	$215	$167	$266	59%	29%	$715	$852	19%
Equity Underwriting	163	225	266	174	282	62%	73%	629	947	51%
Debt Underwriting	634	634	558	498	488	(2)%	(23)%	2,324	2,178	(6)%
Total Investment Banking	1,003	1,063	1,039	839	1,036	23%	3%	3,668	3,977	8%
Lending	119	309	424	230	254	10%	NM	869	1,217	40%
Equity Markets	465	826	942	710	539	(24)%	16%	2,464	3,017	22%
Fixed Income Markets	2,741	4,623	3,372	2,783	2,329	(16)%	(15)%	14,122	13,107	(7)%
Private Bank	596	629	645	614	599	(2)%	1%	2,394	2,487	4%
Other Securities and Banking	(52)	(162)	(43)	(95)	(142)	(49)%	NM	(1,008)	(442)	56%
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	$4,872	$7,288	$6,379	$5,081	$4,615	(9)%	(5)%	$22,509	$23,363	4%

North America	$1,743	$3,072	$2,507	$1,975	$1,754	(11)%	1%	$7,611	$9,308	22%
EMEA	1,505	2,058	1,824	1,449	1,176	(19)%	(22)%	7,534	6,507	(14)%
Latin America	695	779	724	647	679	5%	(2)%	2,934	2,829	(4)%
Asia	929	1,379	1,324	1,010	1,006	—	8%	4,430	4,719	7%
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	4,872	7,288	6,379	5,081	4,615	(9)%	(5)%	22,509	23,363	4%

CVA/DVA {excluded as applicable in lines above}	(510)	(310)	462	(332)	(165)	50%	68%	(2,487)	(345)	86%
Total Revenues, Net of Interest Expense	$4,362	$6,978	$6,841	$4,749	$4,450	(6)%	2%	$20,022	$23,018	15%

Taxable-equivalent adjustments (3)	$314	$302	$301	$269	$266	(1)%	(15)%	$1,292	$1,138	(12)%

Total Securities and Banking Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (2) (3)	$5,186	$7,590	$6,680	$5,350	$4,881	(9)%	(6)%	$23,801	$24,501	3%

(1)         Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets. Net income excluding CVA/DVA in the fourth quarter of 2012, first quarter of 2013, second quarter of 2013, third quarter of 2013 and fourth quarter of 2013 was $995 million, $2,503 million, $2,080 million, $1,195 million and $1,060 million, respectively. For the CVA/DVA for each period presented, see above.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments (See page 29).

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,479	$1,415	$1,390	$1,409	$1,427	1%	(4)%	$6,006	$5,641	(6)%
Non-Interest Revenue	1,138	1,191	1,342	1,204	1,182	(2)%	4%	4,702	4,919	5%
Total Revenues, Net of Interest Expense	2,617	2,606	2,732	2,613	2,609	—	—	10,708	10,560	(1)%
Total Operating Expenses	1,596	1,424	1,442	1,428	1,800	26%	13%	5,783	6,094	5%
Net Credit Losses	—	4	16	16	1	(94)%	—	114	37	(68)%
Provision for Unfunded Lending Commitments	—	—	—	(18)	—	100%	—	6	(18)	NM
Credit Reserve Build / (Release)	6	(11)	33	21	9	(57)%	50%	34	52	53%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	6	(7)	49	19	10	(47)%	67%	154	71	(54)%
Income from Continuing Operations before Taxes	1,015	1,189	1,241	1,166	799	(31)%	(21)%	4,771	4,395	(8)
Income Taxes	223	419	433	374	253	(32)%	13%	1,371	1,479	8%
Income from Continuing Operations	792	770	808	792	546	(31)%	(31)%	3,400	2,916	(14)%
Noncontrolling Interests	5	6	5	5	3	(40)%	(40)%	17	19	12%
Net Income	$787	$764	$803	$787	$543	(31)%	(31)%	$3,383	$2,897	(14)%
Average Assets (in billions of dollars)	$144	$144	$157	$167	$171	2%	19%	$140	$160	14%
Return on Average Assets	2.17%	2.15%	2.05%	1.87%	1.26%			2.42%	1.81%
Efficiency Ratio	61%	55%	53%	55%	69%			54%	58%

Revenue Details
Treasury and Trade Solutions	$1,962	$1,922	$2,002	$1,945	$1,934	(1)%	(1)%	$8,006	$7,803	(3)%
Securities and Fund Services	655	684	730	668	675	1%	3%	2,702	2,757	2%
Total	$2,617	$2,606	$2,732	$2,613	$2,609	—	—	$10,708	$10,560	(1)%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$106	$100	$106	$110	$123	12%	16%	$105	$110	5%
EMEA	142	139	142	144	154	7%	8%	129	145	12%
Latin America	45	45	46	47	51	9%	13%	38	47	24%
Asia	135	131	130	131	137	5%	1%	132	132	—
Total	$428	$415	$424	$432	$465	8%	9%	$404	$434	7%

EOP Assets Under Custody (in trillions of dollars)	$13.2	$13.5	$13.4	$13.9	$14.3	3%	8%

FX Translation Impact:
Total Revenue - as Reported	$2,617	$2,606	$2,732	$2,613	$2,609	—	—	$10,708	$10,560	(1)%
Impact of FX Translation (1)	(46)	(40)	(11)	9	—			(159)	—
Total Revenues - Ex-FX (2)	$2,571	$2,566	$2,721	$2,622	$2,609	—	1%	$10,549	$10,560	—

Total Expenses - as Reported	$1,596	$1,424	$1,442	$1,428	$1,800	26%	13%	$5,783	$6,094	5%
Impact of FX Translation (1)	(16)	(4)	7	11	—			(53)	—
Total Expenses - Ex-FX (2)	$1,580	$1,420	$1,449	$1,439	$1,800	25%	14%	$5,730	$6,094	6%

Net Income - as Reported	$787	$764	$803	$787	$543	(31)%	(31)%	$3,383	$2,897	(14)%
Impact of FX Translation (1)	(41)	(31)	(17)	—	—			(106)	—
Net Income - Ex-FX (2)	$746	$733	$786	$787	$543	(31)%	(27)%	$3,277	$2,897	(12)%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$(210)	$(146)	$(137)	$(194)	$(132)	32%	37%	$(576)	$(609)	(6)%
Non-Interest Revenue	104	139	240	225	82	(64)%	(21)%	646	686	6%
Total Revenues, Net of Interest Expense	(106)	(7)	103	31	(50)	NM	53%	70	77	10%
Total Operating Expenses	1,059	568	525	432	425	(2)%	(60)%	3,216	1,950	(39)%
Net Credit Losses	(1)	—	—	—	—	—	100%	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	(1)	—	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—	(1)	—	100%
Provision for Unfunded Lending Commitments	1	—	—	—	—	—	(100)%	1	—	(100)%
Provision for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	(1)	—	100%
Income from Continuing Operations before Taxes	(1,165)	(575)	(422)	(401)	(475)	(18)%	59%	(3,145)	(1,873)	40%
Income Taxes	(317)	(253)	(34)	(264)	(63)	76%	80%	(1,443)	(614)	57%
Income from Continuing Operations	(848)	(322)	(388)	(137)	(412)	NM	51%	(1,702)	(1,259)	26%
Income (Loss) from Discontinued Operations, net of taxes (2)	(85)	(33)	30	92	181	97%	NM	(58)	270	NM
Noncontrolling Interests	5	30	6	22	26	18%	NM	85	84	(1)%
Net Income (Loss)	$(938)	$(385)	$(364)	$(67)	$(257)	NM	73%	$(1,845)	$(1,073)	42%
EOP Assets (in billions of dollars)	$243	$280	$290	$317	$313	(1)%	29%
Average Assets (in billions of dollars)	$283	$264	$274	$290	$316	9%	12%	$285	$286	—

(1)         Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items and Income (Loss) from Discontinued Operations.

(2)         See Footnote 3 on page 2 for components of Discontinued operations.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$5,707	$5,549	$5,457	$5,593	$5,814	4%	2%	$22,041	$22,413	2%
Non-Interest Revenue	1,720	3,157	2,861	1,594	1,300	(18)%	(24)%	7,935	8,912	12%
Total Revenues, Net of Interest Expense	7,427	8,706	8,318	7,187	7,114	(1)%	(4)%	29,976	31,325	5%
Total Operating Expenses	4,667	4,347	4,257	4,183	4,313	3%	(8)%	17,774	17,100	(4)%
Net Credit Losses	1,269	1,271	1,207	1,121	1,113	(1)%	(12)%	5,750	4,712	(18)%
Credit Reserve Build / (Release)	(293)	(424)	(331)	(329)	(71)	78%	76%	(2,517)	(1,155)	54%
Provision Unfunded Lending Commitments	44	3	(19)	94	(29)	NM	NM	31	49	58%
Provision for Benefits & Claims	18	14	13	17	16	(6)%	(11)%	70	60	(14)%
Provision for Credit Losses and for Benefits and Claims	1,038	864	870	903	1,029	14%	(1)%	3,334	3,666	10%
Income from Continuing Operations before Taxes	1,722	3,495	3,191	2,101	1,772	(16)%	3%	8,868	10,559	19%
Income Taxes	422	1,101	1,057	636	455	(28)%	8%	2,424	3,249	34%
Income from Continuing Operations	1,300	2,394	2,134	1,465	1,317	(10)%	1%	6,444	7,310	13%
Noncontrolling Interests	9	17	(2)	3	6	100%	(33)%	44	24	(45)%
Net Income	$1,291	$2,377	$2,136	$1,462	$1,311	(10)%	2%	$6,400	$7,286	14%
Average Assets (in billions of dollars)	$635	$633	$638	$629	$632	0%	—	$618	$633	2%
Return on Average Assets	0.81%	1.52%	1.34%	0.92%	0.82%			1.04%	1.15%
Efficiency Ratio	63%	50%	51%	58%	61%			59%	55%

Revenue by Business
Retail Banking	$1,667	$1,573	$1,591	$1,123	$1,091	(3)%	(35)%	$6,686	$5,378	(20)%
Citi-Branded Cards	2,113	2,026	1,978	2,087	2,120	2%	—	8,234	8,211	—
Citi Retail Services	1,533	1,511	1,483	1,528	1,667	9%	9%	6,029	6,189	3%
Global Consumer Banking	5,313	5,110	5,052	4,738	4,878	3%	(8)%	20,949	19,778	(6)%
Securities and Banking	1,481	2,970	2,599	1,835	1,641	(11)%	11%	6,473	9,045	40%
Transaction Services	633	626	667	614	595	(3)%	(6)%	2,554	2,502	(2)%
Total	$7,427	$8,706	$8,318	$7,187	$7,114	(1)%	(4)%	$29,976	$31,325	5%

CVA/DVA {included as applicable in businesses above}	(262)	(102)	92	(140)	(113)	19%	57%	(1,138)	(263)	77%
Total Revenues - Excluding CVA/DVA (2)	$7,689	$8,808	$8,226	$7,327	$7,227	(1)%	(6)%	$31,114	$31,588	2%

Income (loss) from Continuing Operations by Business
Retail Banking	$231	$229	$274	$(22)	$(3)	86%	NM	$1,244	$478	(62)%
Citi-Branded Cards	460	448	457	565	539	(5)%	17%	2,020	2,009	(1)%
Citi Retail Services	289	436	393	389	363	(7)%	26%	1,464	1,581	8%
Global Consumer Banking	980	1,113	1,124	932	899	(4)%	(8)%	4,728	4,068	(14)%
Securities and Banking	222	1,152	849	420	280	(33)%	26%	1,250	2,701	NM
Transaction Services	98	129	161	113	138	22%	41%	466	541	16%
Total	$1,300	$2,394	$2,134	$1,465	$1,317	(10)%	1%	$6,444	$7,310	13%

Net Income	$1,291	$2,377	$2,136	$1,462	$1,311	(10)%	2%	$6,400	$7,286	14%
CVA/DVA {included as applicable in businesses above}	(162)	(62)	57	(88)	(68)	23%	58%	(705)	(161)	77%
Net Income - Excluding CVA/DVA (2)	$1,453	$2,439	$2,079	$1,550	$1,379	(11)%	(5)%	$7,105	$7,447	5%

(1)   Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$1,310	$1,166	$1,214	$1,068	$1,065	—	(19)%	$5,055	$4,513	(11)%
Non-Interest Revenue	1,286	1,936	2,237	1,432	1,326	(7)%	3%	6,355	6,931	9%
Total Revenues, Net of Interest Expense	2,596	3,102	3,451	2,500	2,391	(4)%	(8)%	11,410	11,444	—
Total Operating Expenses	2,127	1,953	1,916	1,884	1,863	(1)%	(12)%	7,866	7,616	(3)%
Net Credit Losses	71	41	25	41	36	(12)%	(49)%	191	143	(25)%
Credit Reserve Build / (Release)	92	79	(64)	36	(108)	NM	NM	82	(57)	NM
Provision Unfunded Lending Commitments	6	1	(1)	(18)	(1)	94%	NM	8	(19)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	169	121	(40)	59	(73)	NM	NM	281	67	(76)%
Income from Continuing Operations before Taxes	300	1,028	1,575	557	601	8%	100%	3,263	3,761	15%
Income Taxes	(89)	353	531	150	180	20%	NM	756	1,214	61%
Income from Continuing Operations	389	675	1,044	407	421	3%	8%	2,507	2,547	2%
Noncontrolling Interests	16	36	30	18	12	(33)%	(25)%	89	96	8%
Net Income	$373	$639	$1,014	$389	$409	5%	10%	$2,418	$2,451	1%
Average Assets (in billions of dollars)	$293	$302	$312	$291	$294	1%	—	$293	$300	2%
Return on Average Assets	0.51%	0.86%	1.30%	0.53%	0.55%			0.83%	0.82%
Efficiency Ratio	82%	63%	56%	75%	78%			69%	67%

Revenue by Business
Retail Banking	$227	$215	$214	$219	$220	—	(3)%	$873	$868	(1)%
Citi-Branded Cards	157	153	150	140	138	(1)%	(12)%	612	581	(5)%
Regional Consumer Banking	384	368	364	359	358	—	(7)%	1,485	1,449	(2)%
Securities and Banking	1,349	1,873	2,166	1,268	1,155	(9)%	(14)%	6,437	6,462	—
Transaction Services	863	861	921	873	878	1%	2%	3,488	3,533	1%
Total	$2,596	$3,102	$3,451	$2,500	$2,391	(4)%	(8)%	$11,410	$11,444	—

CVA/DVA {included as applicable in businesses above}	(156)	(185)	342	(181)	(21)	88%	87%	(1,097)	(45)	96%
Total Revenues - Excluding CVA/DVA (2)	$2,752	$3,287	$3,109	$2,681	$2,412	(10)%	(12)%	$12,507	$11,489	(8)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(43)	$(8)	$—	$(2)	$(13)	NM	70%	$(92)	$(23)	75%
Citi-Branded Cards	—	15	28	21	18	(14)%	—	55	82	49%
Regional Consumer Banking	(43)	7	28	19	5	(74)%	NM	$(37)	$59	NM
Securities and Banking	133	445	787	133	197	48%	48%	1,360	1,562	15%
Transaction Services	299	223	229	255	219	(14)%	(27)%	1,184	926	(22)%
Total	$389	$675	$1,044	$407	$421	3%	8%	$2,507	$2,547	2%

Net Income	$373	$639	$1,014	$389	$409	5%	10%	$2,418	$2,451	1%
CVA/DVA {included as applicable in businesses above}	(97)	(115)	210	(112)	(13)	88%	87%	(683)	(30)	96%
Net Income - Excluding CVA/DVA (2)	$470	$754	$804	$501	$422	(16)%	(10)%	$3,101	$2,481	(20)%

(1)         Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$2,316	$2,250	$2,359	$2,294	$2,341	2%	1%	$8,868	$9,244	4%
Non-Interest Revenue	1,089	1,278	1,182	1,069	1,207	13%	11%	4,573	4,736	4%
Total Revenues, Net of Interest Expense	3,405	3,528	3,541	3,363	3,548	6%	4%	13,441	13,980	4%
Total Operating Expenses	1,984	1,789	1,787	1,719	2,180	27%	10%	6,985	7,475	7%
Net Credit Losses	427	424	423	443	458	3%	7%	1,463	1,748	19%
Credit Reserve Build / (Release)	35	57	49	153	68	(56)%	94%	260	327	26%
Provision Unfunded Lending Commitments	—	—	—	20	9	(55)%	—	—	29	—
Provision for Benefits & Claims	46	49	33	34	36	6%	(22)%	167	152	(9)%
Provision for Credit Losses and for Benefits and Claims	508	530	505	650	571	(12)%	12%	1,890	2,256	19%
Income from Continuing Operations before Taxes	913	1,209	1,249	994	797	(20)%	(13)%	4,566	4,249	(7)%
Income Taxes	132	353	349	275	197	(28)%	49%	1,207	1,174	(3)%
Income from Continuing Operations	781	856	900	719	600	(17)%	(23)%	3,359	3,075	(8)%
Noncontrolling Interests	(3)	1	—	1	1	—	NM	(6)	3	NM
Net Income	$784	$855	$900	$718	$599	(17)%	(24)%	$3,365	$3,072	(9)%
Average Assets (in billions of dollars)	$175	$184	$180	$177	$178	1%	2%	$169	$180	7%
Return on Average Assets	1.82%	1.92%	2.01%	1.61%	1.34%			2.04%	1.72%
Efficiency Ratio	58%	51%	50%	51%	61%			52%	53%

Revenue by Business
Retail Banking	$1,509	$1,547	$1,538	$1,487	$1,563	5%	4%	$5,857	$6,135	5%
Citi-Branded Cards	776	764	789	789	841	7%	8%	2,901	3,183	10%
Regional Consumer Banking	2,285	2,311	2,327	2,276	2,404	6%	5%	$8,758	$9,318	6%
Securities and Banking	680	770	747	640	683	7%	0%	2,913	2,840	(3)%
Transaction Services	440	447	467	447	461	3%	5%	1,770	1,822	3%
Total	$3,405	$3,528	$3,541	$3,363	$3,548	6%	4%	$13,441	$13,980	4%

CVA/DVA {included as applicable in businesses above}	(15)	(9)	23	(7)	4	NM	NM	(21)	11	NM
Total Revenues - Excluding CVA/DVA (2)	$3,420	$3,537	$3,518	$3,370	$3,544	5%	4%	$13,462	$13,969	4%

Income from Continuing Operations by Business
Retail Banking	$233	$248	$211	$144	$230	60%	(1)%	$909	$833	(8)%
Citi-Branded Cards	151	132	160	145	165	14%	9%	559	602	8%
Regional Consumer Banking	384	380	371	289	395	37%	3%	$1,468	$1,435	(2)%
Securities and Banking	264	312	350	257	270	5%	2%	1,249	1,189	(5)%
Transaction Services	133	164	179	173	(65)	NM	NM	642	451	(30)%
Total	$781	$856	$900	$719	$600	(17)%	(23)%	$3,359	$3,075	(8)%

Net Income	$784	$855	$900	$718	$599	(17)%	(24)%	$3,365	$3,072	(9)%
CVA/DVA {included as applicable in businesses above}	(9)	(6)	14	(4)	2	NM	NM	(13)	6	NM
Net Income - Excluding CVA/DVA (2)	$793	$861	$886	$722	$597	(17)%	(25)%	$3,378	$3,066	(9)%

(1) Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Net Interest Revenue	$2,158	$2,058	$2,005	$1,974	$2,011	2%	(7)%	$8,679	$8,048	(7)%
Non-Interest Revenue	1,370	1,939	1,969	1,573	1,469	(7)%	7%	6,344	6,950	10%
Total Revenues, Net of Interest Expense	3,528	3,997	3,974	3,547	3,480	(2)%	(1)%	15,023	14,998	—
Total Operating Expenses	2,268	2,108	2,108	2,057	2,041	(1)%	(10)%	8,890	8,314	(6)%
Net Credit Losses	247	212	183	190	205	8%	(17)%	985	790	(20)%
Credit Reserve Build / (Release)	(27)	(29)	45	36	7	(81)%	NM	(46)	59	NM
Provision for Unfunded Lending Commitments	—	14	10	12	(5)	NM	—	—	31	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	220	197	238	238	207	(13)%	(6)%	939	880	(6)%
Income from Continuing Operations before Taxes	1,040	1,692	1,628	1,252	1,232	(2)%	18%	5,194	5,804	12%
Income Taxes	304	575	561	422	415	(2)%	37%	1,456	1,973	36%
Income from Continuing Operations	736	1,117	1,067	830	817	(2)%	11%	3,738	3,831	2%
Noncontrolling Interests	1	1	1	1	1	—	—	4	4	—
Net Income	$735	$1,116	$1,066	$829	$816	(2)%	11%	$3,734	$3,827	2%
Average Assets (in billions of dollars)	$353	$351	$351	$346	$349	1%	(1)%	$352	$349	(1)%
Return on Average Assets	0.83%	1.29%	1.22%	0.95%	0.93%			1.06%	1.10%
Efficiency Ratio	64%	53%	53%	58%	59%			59%	55%

Revenue by Business
Retail Banking	$1,175	$1,200	$1,192	$1,102	$1,070	(3)%	(9)%	$4,766	$4,564	(4)%
Citi-Branded Cards	820	760	776	760	764	1%	(7)%	3,162	3,060	(3)%
Regional Consumer Banking	1,995	1,960	1,968	1,862	1,834	(2)%	(8)%	7,928	7,624	(4)%
Securities and Banking	852	1,365	1,329	1,006	971	(3)%	14%	4,199	4,671	11%
Transaction Services	681	672	677	679	675	(1)%	(1)%	2,896	2,703	(7)%
Total	$3,528	$3,997	$3,974	$3,547	$3,480	(2)%	(1)%	$15,023	$14,998	—

CVA/DVA {included as applicable in businesses above}	(77)	(14)	5	(4)	(35)	NM	55%	(231)	(48)	79%
Total Revenues - Excluding CVA/DVA (2)	$3,605	$4,011	$3,969	$3,551	$3,515	(1)%	(2)%	$15,254	$15,046	(1)%

Income from Continuing Operations by Business
Retail Banking	$189	$257	$238	$193	$160	(17)%	(15)%	$987	$848	(14)%
Citi-Branded Cards	207	160	194	193	175	(9)%	(15)%	809	722	(11)%
Regional Consumer Banking	396	417	432	386	335	(13)%	(15)%	1,796	1,570	(13)%
Securities and Banking	78	446	396	193	228	18%	—	834	1,263	51%
Transaction Services	262	254	239	251	254	1%	(3)%	1,108	998	(10)%
Total	$736	$1,117	$1,067	$830	$817	(2)%	11%	$3,738	$3,831	2%

Net Income	$735	$1,116	$1,066	$829	$816	(2)%	11%	$3,734	$3,827	2%
CVA/DVA {included as applicable in businesses above}	(48)	(9)	3	(2)	(21)	NM	56%	(142)	(29)	80%
Net Income - Excluding CVA/DVA (2)	$783	$1,125	$1,063	$831	$837	1%	7%	$3,876	$3,856	(1)%

(1)   Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)
Revenues
Net interest revenue	$635	$753	$784	$776	$871	12%	37%	$2,619	$3,184	22%
Non-interest revenue	432	148	308	476	426	(11)%	(1)%	(3,411)	1,358	NM
Total revenues, net of interest expense	1,067	901	1,092	1,252	1,297	4%	22%	(792)	4,542	NM

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1) (2)	972	930	770	635	735	16%	(24)%	5,842	3,070	(47)%
Credit Reserve Build / (Release) (1) (3)	46	(347)	(480)	(674)	(532)	21%	NM	(1,551)	(2,033)	(31)%
Provision for loan losses	1,018	583	290	(39)	203	NM	(80)%	4,291	1,037	(76)%
Provision for Benefits & Claims	155	168	154	153	143	(7)%	(8)%	651	618	(5)%
Provision for unfunded lending commitments	5	(4)	7	(5)	(8)	(60)%	NM	(56)	(10)	82%
Total provisions for credit losses and for benefits and claims	1,178	747	451	109	338	NM	(71)%	4,886	1,645	(66)%

Total operating expenses	1,604	1,502	1,547	1,380	1,471	7%	(8)%	5,243	5,900	13%

Income (Loss) from Continuing Operations before Income Taxes	(1,715)	(1,348)	(906)	(237)	(512)	NM	70%	(10,921)	(3,003)	73%
Provision (benefits) for income taxes	(666)	(559)	(337)	(139)	(94)	32%	86%	(4,393)	(1,129)	74%

Income (Loss) from Continuing Operations	(1,049)	(789)	(569)	(98)	(418)	NM	60%	(6,528)	(1,874)	71%

Noncontrolling Interests	—	5	1	6	4	(33)%	—	3	16	NM
Citi Holding’s Net Income (Loss)	$(1,049)	$(794)	$(570)	$(104)	$(422)	NM	60%	$(6,531)	$(1,890)	71%

Balance Sheet Data (in billions):

Total Average Assets	$166	$153	$144	$127	$119	(6)%	(28)%	$194	$136	(30)%

Total EOP Assets	$156	$149	$131	$122	$117	(4)%	(25)%	$156	$117	(25)%

Total EOP Loans	$116	$108	$100	$96	$93	(3)%	(20)%	$116	$93	(20)%

Total EOP Deposits	$68	$66	$65	$42	$36	(14)%	(47)%	$68	$36	(47)%

Consumer Net Credit Losses as a % of Average Loans	3.45%	3.37%	3.01%	2.47%	3.20%			4.70%	3.04%

(1)         Full year 2012 includes approximately $635 million of incremental charge-offs in the third quarter of 2012 related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs.  The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(2)         The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in CFNA to more closely align to policies used in the CMI business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(3)         The fourth quarter of 2012, first quarter of 2013, second quarter of 2013, third quarter of 2013 and fourth quarter of 2013 includes $100 million, $148 million, $124 million, $91 million and $60 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

CITI HOLDINGS KEY INDICATORS:

Consumer - International

Branches (actual)	90	90	83	73	73	—	(19)%

Average Loans (in billions) (1)	$8.2	$7.3	$6.4	$6.1	$5.9	(3)%	(28)%

EOP Loans (1):
Real Estate Lending (REL)	$4.2	$3.7	$3.4	$3.2	$3.2	—	(24)%
Cards	2.5	2.3	2.4	2.4	2.5	4%	—
Commercial Markets	0.1	0.1	—	—	—	—	(100)%
Personal and Other	0.8	0.5	0.4	0.4	0.2	(50)%	(75)%
EOP Loans (in billions of dollars)	$7.6	$6.6	$6.2	$6.0	$5.9	(2)%	(22)%
Net Interest Revenue	$94	$83	$123	$57	$66	16%	(30)%
As a % of Average Loans	4.56%	4.61%	7.71%	3.71%	4.44%
Net Credit Losses	$90	$85	$51	$46	$35	(24)%	(61)%
As a % of Average Loans	4.37%	4.72%	3.20%	2.99%	2.35%
Loans 90+ Days Past Due	$345	$269	$242	$177	$162	(8)%	(53)%
As a % of EOP Loans	4.54%	4.08%	3.90%	2.95%	2.75%
Loans 30-89 Days Past Due	$393	$286	$255	$184	$200	9%	(49)%
As a % of EOP Loans	5.17%	4.33%	4.11%	3.07%	3.39%

Consumer - North America (1)

Branches (actual)	1,564	1,501	1,493	1,483	1,471	(1)%	(6)%

Average Loans (in billions of dollars)	$107.7	$103.4	$97.0	$90.6	$86.8	(4)%	(19)%

EOP Loans (in billions of dollars)	$105.1	$98.3	$91.7	$88.3	$85.3	(3)%	(19)%
Net Interest Revenue	$689	$757	$747	$779	$819	5%	19%
As a % of Average Loans	2.55%	2.97%	3.09%	3.41%	3.74%
Net Credit Losses	$916	$835	$724	$556	$713	28%	(22)%
As a % of Average Loans	3.38%	3.28%	2.99%	2.43%	3.26%
Loans 90+ Days Past Due (2)	$4,266	$3,409	$2,965	$2,755	$2,548	(8)%	(40)%
As a % of EOP Loans	4.41%	3.78%	3.53%	3.41%	3.27%
Loans 30-89 Days Past Due (2)	$3,835	$3,121	$2,896	$2,661	$2,524	(5)%	(34)%
As a % of EOP Loans	3.96%	3.46%	3.45%	3.30%	3.24%

(1) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2) See Footnote 1 on page 28.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage Inc.)	$48.4	$46.3	$42.6	$38.1	$36.3	(5)%	(25)%
CFNA (CitiFinancial - North America)	10.8	10.5	10.2	9.8	9.2	(6)%	(15)%
Residential First	59.2	56.8	52.8	47.9	45.5	(5)%	(23)%
Home Equity	34.9	33.5	32.0	30.6	29.3	(4)%	(16)%
Average Loans (in billions of dollars)	$94.1	$90.3	$84.8	$78.5	$74.8	(5)%	(21)%

CMI	$47.2	$43.3	$38.8	$37.1	$35.6	(4)%	(25)%
CFNA	10.5	10.2	9.8	9.4	9.0	(4)%	(14)%
Residential First	57.7	53.5	48.6	46.5	44.6	(4)%	(23)%
Home Equity	34.1	32.6	31.2	29.8	28.7	(4)%	(16)%
EOP Loans (in billions of dollars)	$91.8	$86.1	$79.8	$76.3	$73.3	(4)%	(20)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$142.9	$128.8	$116.7	$106.4	$100.1	(6)%	(30)%
Net Servicing & Gain/(Loss) on Sale	$77.6	$78.8	$98.7	$25.1	$53.5	NM	(31)%
Net Interest Revenue on Loans	$283	$320	$295	$316	$342	8%	21%
As a % of Avg. Loans	1.20%	1.44%	1.40%	1.60%	1.81%

CMI	$215	$188	$152	$81	$111	37%	(48)%
CFNA	152	130	127	130	186	43%	22%
Residential First	$367	$318	$279	$211	$297	41%	(19)%
Home Equity	355	312	274	212	269	27%	(24)%
Net Credit Losses (NCLs)(3)	$722	$630	$553	$423	$566	34%	(22)%
As a % of Avg. Loans	3.05%	2.83%	2.62%	2.14%	3.00%

CMI	$2,340	$1,666	$1,391	$1,299	$1,204	(7)%	(49)%
CFNA	774	770	688	592	522	(12)%	(33)%
Residential First	3,114	2,436	2,079	1,891	1,726	(9)%	(45)%
Home Equity	822	722	678	641	582	(9)%	(29)%
Loans 90+ Days Past Due (1) (2)	$3,936	$3,158	$2,757	$2,532	$2,308	(9)%	(41)%
As a % of EOP Loans	4.71%	4.05%	3.83%	3.68%	3.50%

CMI	$2,494	$2,094	$1,874	$1,686	$1,580	(6)%	(37)%
CFNA	417	317	338	329	304	(8)%	(27)%
Residential First	2,911	2,411	2,212	2,015	1,884	(7)%	(35)%
Home Equity	630	517	483	427	422	(1)%	(33)%
Loans 30-89 Days Past Due (1) (2)	$3,541	$2,928	$2,695	$2,442	$2,306	(6)%	(35)%
As a % of EOP Loans	4.24%	3.76%	3.74%	3.55%	3.49%

North America Personal Loans
Average Loans (in billions of dollars)	$10.0	$9.7	$9.0	$9.2	$9.2	—	(8)%
EOP Loans (in billions of dollars)	$10.0	$9.0	$9.0	$9.3	$9.3	—	(7)%
Net Interest Revenue on Loans	$500	$511	$520	$518	$516	—	3%
As a % of Avg. Loans	19.89%	21.36%	23.17%	22.34%	22.25%
Net Credit Losses	$172	$186	$157	$127	$134	6%	(22)%
As a % of Avg. Loans	6.84%	7.78%	7.00%	5.48%	5.78%
Loans 90+ Days Past Due	$290	$218	$181	$199	$221	11%	(24)%
As a % of EOP Loans	2.90%	2.42%	2.01%	2.14%	2.38%
Loans 30-89 Days Past Due	$204	$125	$139	$159	$161	1%	(21)%
As a % of EOP Loans	2.04%	1.39%	1.54%	1.71%	1.73%

(1) The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.  The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $4.0 billion and ($7.1 billion), $3.7 billion and ($7.0 billion), $3.5 billion and ($6.8 billion), $3.4 billion and ($6.5 billion) and $3.3 billion and ($6.4 billion), as of December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.2 billion and ($7.1 billion), $1.1 billion and ($7.0 billion), $1.2 billion and ($6.8 billion), $1.1 billion and ($6.5 billion) and $1.1 billion and ($6.4 billion), as of September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively.

(2) The December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.2 billion, $1.2 billion, $1.0 billion, $1.0 billion and $0.9 billion, respectively, of loans that are carried at fair value.

(3) The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in CFNA to more closely align to policies used in the CMI business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

NM Not Meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2012	2013	2013(5)	2012	2013	2013(5)	2012		2013		2013(5)
Assets:
Deposits with Banks	$149,598	$151,533	$173,378	$273	$255	$263	0.73%		0.67%		0.60%
Fed Funds Sold and Resale Agreements (6)	268,023	264,368	257,696	748	617	559	1.11%		0.93%		0.86%
Trading Account Assets (7)	256,907	246,255	239,213	1,834	1,525	1,517	2.84%		2.46%		2.52%
Investments	302,792	301,225	308,264	1,960	1,778	1,831	2.58%		2.34%		2.36%
Total Loans (net of Unearned Income) (8)	646,369	645,454	659,346	11,733	11,310	11,554	7.22%		6.95%		6.95%
Other Interest-Earning Assets	39,124	33,740	30,357	166	103	110	1.69%		1.21%		1.44%
Total Average Interest-Earning Assets	$1,662,813	$1,642,575	$1,668,254	$16,714	$15,588	$15,834	4.00%		3.77%		3.77%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$732,222	$737,415	$763,475	$1,527	$1,223	$1,210	0.83%		0.66%		0.63%
Deposit Insurance and FDIC Assessment	—	—	—	303	267	277
Total Deposits	732,222	737,415	763,475	1,830	1,490	1,487	0.99%		0.80%		0.77%
Fed Funds Purchased and Repurchase Agreements (6)	229,608	224,950	216,084	656	561	539	1.14%		0.99%		0.99%
Trading Account Liabilities (7)	67,623	71,291	66,001	39	46	38	0.23%		0.26%		0.23%
Short-Term Borrowings	104,969	116,175	115,246	163	150	136	0.62%		0.51%		0.47%
Long-Term Debt (9)	235,024	197,438	198,976	1,977	1,705	1,537	3.35%		3.43%		3.06%
Total Average Interest-Bearing Liabilities	$1,369,446	$1,347,269	$1,359,782	$4,665	$3,952	$3,737	1.36%		1.16%		1.09%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,369,446	$1,347,269	$1,359,782	$4,362	$3,685	$3,460	1.27%		1.09%		1.01%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,049	$11,636	$12,097	2.88%		2.81%		2.88%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,352	$11,903	$12,374	2.96%		2.87%		2.94%

4Q13 Increase (Decrease) From							—	bps	7	bps

4Q13 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(2	)bps	7	bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $133 million for the fourth quarter of 2012, $125 million for the third quarter of 2013 and $127 million for the fourth quarter of 2013.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

Citicorp Deposits by Business

Global Consumer Banking
North America	$165.2	$166.8	$165.9	$168.6	$170.2	1%	3%
EMEA	13.2	13.1	12.9	12.5	13.1	5%	(1)%
Latin America	48.6	49.1	46.6	47.5	47.7	—	(2)%
Asia	110.0	106.8	101.2	101.6	101.4	—	(8)%
Total	$337.0	$335.8	$326.6	$330.2	$332.4	1%	(1)%

ICG
Securities and Banking	$114.4	$111.9	$105.8	$112.6	$110.1	(2)%	(4)%
Transaction Services	408.7	411.6	426.1	452.8	463.7	2%	13%
Total	$523.1	$523.5	$531.9	$565.4	$573.8	1%	10%

Corporate/Other	$2.5	$8.8	$15.2	$18.0	$26.1	45%	NM

Total Citicorp	$862.6	$868.1	$873.7	$913.6	$932.3	2%	8%

Total Citi Holdings	$68.0	$65.7	$64.7	$41.8	$36.0	(14)%	(47)%

Total Citigroup Deposits - EOP	$930.6	$933.8	$938.4	$955.4	$968.3	1%	4%

Total Citigroup Deposits - Average	$928.9	$920.4	$924.5	$922.1	$956.4	4%	3%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$930.6	$933.8	$938.4	$955.4	$968.3	1%	4%
Impact of FX Translation (1)	(10.9)	(4.8)	3.9	(1.2)	—
Total Citigroup EOP Deposits - Ex-FX (2)	$919.7	$929.0	$942.3	$954.2	$968.3	1%	5%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

Citicorp:
Global Consumer Banking

North America
Credit Cards	$111.5	$104.6	$105.3	$111.8	$116.8	4%	5%
Retail Banking	42.7	43.1	41.7	43.2	44.1	2%	3%
Total	$154.2	$147.7	$147.0	$155.0	$160.9	4%	4%

EMEA
Credit Cards	$2.9	$2.8	$2.8	$2.4	$2.4	—	(17)%
Retail Banking	5.1	5.2	5.3	5.5	5.6	2%	10%
Total	$8.0	$8.0	$8.1	$7.9	$8.0	1%	—

Latin America
Credit Cards	$14.8	$14.9	$11.5	$11.8	$12.1	3%	(18)%
Retail Banking	28.3	30.3	29.7	29.4	30.6	4%	8%
Total	$43.1	$45.2	$41.2	$41.2	$42.7	4%	(1)%

Asia
Credit Cards	$20.4	$19.4	$18.9	$18.7	$19.1	2%	(6)%
Retail Banking	69.7	69.4	68.5	70.3	71.6	2%	3%
Total	$90.1	$88.8	$87.4	$89.0	$90.7	2%	1%

Total Consumer Loans
Credit Cards	$149.6	$141.7	$138.5	$144.7	$150.4	4%	1%
Retail Banking	145.8	148.0	145.2	148.4	151.9	2%	4%
Total Consumer	$295.4	$289.7	$283.7	$293.1	$302.3	3%	2%

Total Corporate Loans
Securities and Banking	$168.7	$171.8	$169.1	$178.2	$183.9	3%	9%
Transaction Services	75.6	77.2	90.8	90.1	86.5	(4)%	14%
Total Corporate Loans	$244.3	$249.0	$259.9	$268.3	$270.4	1%	11%

Total Citicorp	$539.7	$538.7	$543.6	$561.4	$572.7	2%	6%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$539.7	$538.7	$543.6	$561.4	$572.7	2%	6%
Impact of FX Translation (1)	(7.0)	(5.4)	1.8	—	—
Total Citicorp EOP Loans - Ex-FX (2)	$532.7	$533.3	$545.4	$561.4	$572.7	2%	8%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

Citi Holdings:

Consumer - North America
Mortgages	91.8	86.1	79.8	76.3	73.3	(4)%	(20)%
Personal Loans	10.0	9.0	9.0	9.3	9.3	—	(7)%
Other	3.3	3.2	2.9	2.7	2.7	—	(18)%
Total	$105.1	$98.3	$91.7	$88.3	$85.3	(3)%	(19)%

Consumer - International
Credit Cards	$2.5	$2.3	$2.4	$2.4	$2.5	4%	—
REL, Personal & Other	5.1	4.3	3.8	3.6	3.4	(6)%	(33)%
Total	$7.6	$6.6	$6.2	$6.0	$5.9	(2)%	(22)%

Citi Holdings - Other	3.1	2.8	2.2	1.9	1.6	(16)%	(48)%

Total Citi Holdings	$115.8	$107.7	$100.1	$96.2	$92.8	(4)%	(20)%
Total Citigroup	$655.5	$646.4	$643.7	$657.6	$665.5	1%	2%

Consumer Loans	$408.7	$395.2	$382.2	$387.9	$393.8	2%	(4)%
Corporate Loans	246.8	251.2	261.5	269.7	271.6	1%	10%
Total Citigroup	$655.5	$646.4	$643.7	$657.6	$665.4	1%	2%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$655.5	$646.4	$643.7	$657.6	$665.4	1%	2%
Impact of FX Translation (1)	(8.2)	(6.2)	0.8	(1.4)	—
Total Citigroup EOP Loans - Ex-FX (2)	$647.3	$640.2	$644.5	$656.2	$665.4	1%	3%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2012	2013	2013	2013	2013	2013

Citicorp (2)
Total	$3,081	$2,952	$2,644	$2,699	$2,973	$302.3
Ratio	1.05%	1.02%	0.94%	0.92%	0.99%

Retail Bank (2)
Total	$879	$874	$849	$872	$952	$151.9
Ratio	0.61%	0.60%	0.59%	0.59%	0.63%
North America (2)	$280	$282	$285	$277	$257	$44.1
Ratio	0.68%	0.68%	0.71%	0.66%	0.60%
EMEA	$48	$43	$41	$38	$34	$5.6
Ratio	0.94%	0.83%	0.77%	0.69%	0.61%
Latin America	$323	$320	$318	$347	$470	$30.6
Ratio	1.14%	1.06%	1.07%	1.18%	1.54%
Asia	$228	$229	$205	$210	$191	$71.6
Ratio	0.33%	0.33%	0.30%	0.30%	0.27%

Cards
Total	$2,202	$2,078	$1,795	$1,827	$2,021	$150.4
Ratio	1.47%	1.47%	1.30%	1.26%	1.34%
North America - Citi-Branded	$786	$732	$663	$628	$681	$70.5
Ratio	1.08%	1.06%	0.96%	0.91%	0.97%
North America - Retail Services	$721	$651	$556	$650	$771	$46.3
Ratio	1.87%	1.84%	1.54%	1.51%	1.67%
EMEA	$48	$45	$44	$34	$32	$2.4
Ratio	1.66%	1.61%	1.57%	1.42%	1.33%
Latin America	$413	$418	$323	$326	$349	$12.1
Ratio	2.79%	2.81%	2.81%	2.76%	2.88%
Asia	$234	$232	$209	$189	$188	$19.1
Ratio	1.15%	1.20%	1.11%	1.01%	0.98%

Citi Holdings - Consumer (2) (3)	$4,611	$3,678	$3,207	$2,932	$2,710	$91.2
Ratio	4.42%	3.80%	3.56%	3.38%	3.23%
International	$345	$269	$242	$177	$162	$5.9
Ratio	4.54%	4.08%	3.90%	2.95%	2.75%
North America (2) (3)	$4,266	$3,409	$2,965	$2,755	$2,548	$85.3
Ratio	4.41%	3.78%	3.53%	3.41%	3.27%
Other						$0.3

Total Citigroup (2) (3)	$7,692	$6,630	$5,851	$5,631	$5,683	$393.8
Ratio	1.93%	1.72%	1.57%	1.49%	1.48%

(1)         The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 28.

(3)         The December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.2 billion, $1.2 billion, $1.0 billion, $1.0 billion and $0.9 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2012	2013	2013	2013	2013	2013

Citicorp (2)
Total	$3,509	$3,389	$2,967	$3,215	$3,220	$302.3
Ratio	1.19%	1.18%	1.05%	1.10%	1.07%

Retail Bank (2)
Total	$1,112	$1,191	$1,085	$1,109	$1,049	$151.9
Ratio	0.77%	0.81%	0.75%	0.75%	0.70%
North America (2)	$223	$226	$217	$209	$205	$44.1
Ratio	0.54%	0.54%	0.54%	0.50%	0.48%
EMEA	$77	$70	$68	$57	$51	$5.6
Ratio	1.51%	1.35%	1.28%	1.04%	0.91%
Latin America	$353	$427	$368	$445	$395	$30.6
Ratio	1.25%	1.41%	1.24%	1.51%	1.29%
Asia	$459	$468	$432	$398	$398	$71.6
Ratio	0.66%	0.67%	0.63%	0.57%	0.56%

Cards
Total	$2,397	$2,198	$1,882	$2,106	$2,171	$150.4
Ratio	1.60%	1.55%	1.36%	1.46%	1.44%
North America - Citi-Branded	$771	$679	$588	$650	$661	$70.5
Ratio	1.06%	0.98%	0.85%	0.94%	0.94%
North America - Retail Services	$789	$685	$615	$799	$830	$46.3
Ratio	2.04%	1.94%	1.71%	1.86%	1.79%
EMEA	$63	$60	$57	$44	$42	$2.4
Ratio	2.17%	2.14%	2.04%	1.83%	1.75%
Latin America	$432	$449	$335	$346	$364	$12.1
Ratio	2.92%	3.01%	2.91%	2.93%	3.01%
Asia	$342	$325	$287	$267	$274	$19.1
Ratio	1.68%	1.68%	1.52%	1.43%	1.43%

Citi Holdings - Consumer (2) (3)	$4,228	$3,407	$3,151	$2,845	$2,724	$91.2
Ratio	4.05%	3.52%	3.50%	3.28%	3.25%
International	$393	$286	$255	$184	$200	$5.9
Ratio	5.17%	4.33%	4.11%	3.07%	3.39%
North America (2) (3)	$3,835	$3,121	$2,896	$2,661	$2,524	$85.3
Ratio	3.96%	3.46%	3.45%	3.30%	3.24%
Other						$0.3

Total Citigroup (2) (3)	$7,737	$6,796	$6,118	$6,060	$5,944	$393.8
Ratio	1.94%	1.76%	1.64%	1.60%	1.54%

(1)         The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 28.

(3)         The December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.2 billion, $1.2 billion, $1.0 billion, $1.0 billion and $0.9 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$25,916	$25,455	$23,727	$21,580	$20,605			$30,115	$25,455

Gross Credit (Losses) (2)	(3,640)	(3,444)	(3,257)	(2,974)	(3,094)	(4)%	15%	(17,005)	(12,769)	25%
Gross Recoveries	655	566	649	544	547	1%	(16)%	2,774	2,306	(17)%
Net Credit (Losses) / Recoveries (NCLs)	(2,985)	(2,878)	(2,608)	(2,430)	(2,547)	(5)%	15%	(14,231)	(10,463)	26%
NCLs (2) (3)	2,985	2,878	2,608	2,430	2,547	5%	(15)%	14,231	10,463	(26)%
Net Reserve Builds / (Releases) (2) (4)	(193)	(306)	(642)	(767)	(246)	68%	(27)%	(1,908)	(1,961)	(3)%
Net Specific Reserve Builds / (Releases) (2) (4)	46	(358)	(139)	(11)	(390)	NM	NM	(1,865)	(898)	52%
Provision for Loan Losses	2,838	2,214	1,827	1,652	1,911	16%	(33)%	10,458	7,604	(27)%
Other (5) (6) (7) (8) (9) (10)	(314)	(1,064)	(1,366)	(197)	(321)	(63)%	(2)%	(887)	(2,948)
Allowance for Loan Losses at End of Period (1) (a)	$25,455	$23,727	$21,580	$20,605	$19,648			$25,455	$19,648

Allowance for Unfunded Lending Commitments (11) (a)	$1,119	$1,132	$1,133	$1,262	$1,229			$1,119	$1,229

Provision for Unfunded Lending Commitments	$56	$14	$(3)	$103	$(34)			$(16)	$80

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$26,574	$24,859	$22,713	$21,867	$20,877			$26,574	$20,877

Total Allowance for Loan Losses as a Percentage of Total Loans (12)	3.92%	3.70%	3.38%	3.16%	2.97%

Allowance for Loan Losses at End of Period (1):
Citicorp	$14,623	$14,330	$13,425	$13,299	$13,174
Citi Holdings	10,832	9,397	8,155	7,306	6,474
Total Citigroup	$25,455	$23,727	$21,580	$20,605	$19,648

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)         Full year 2012 includes approximately $635 million of incremental charge-offs in the third quarter of 2012 related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs.  The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)         The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in CFNA to more closely align to policies used in the CMI business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(4)              The fourth quarter of 2012, first quarter of 2013, second quarter of 2013, third quarter of 2013 and fourth quarter of 2013 includes $100 million, $148 million, $124 million, $91 million and $60 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)              The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)              The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(8)              The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the transfer of Credicard to discontinued operations held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(9)              The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(10)       The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(11)       Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)       December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 exclude $5.3 billion, $5.0 billion, $4.9 billion, $5.2 billion and $5.0 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

NM  Not meaningful

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$23,099	$22,679	$20,948	$18,872	$17,912			$27,236	$22,679

Net Credit (Losses) / Recoveries (NCLs)	(2,950)	(2,833)	(2,563)	(2,334)	(2,532)	(8)%	14%	(14,008)	(10,262)	27%
NCLs (2) (3)	2,950	2,833	2,563	2,334	2,532	8%	(14)%	14,008	10,262	(27)%
Net Reserve Builds / (Releases) (2) (4)	(117)	(275)	(544)	(785)	(158)	80%	(35)%	(1,910)	(1,762)	8%
Net Specific Reserve Builds / (Releases) (2) (4)	14	(400)	(169)	34	(362)	NM	NM	(1,727)	(897)	48%
Provision for Loan Losses	2,847	2,158	1,850	1,583	2,012	27%	(29)%	10,371	7,603	(27)%
Other (5) (6) (7) (8) (9) (10)	(317)	(1,056)	(1,363)	(209)	(328)	(57)%	(3)%	(920)	(2,956)	NM
Allowance for Loan Losses at End of Period (1) (a)	$22,679	$20,948	$18,872	$17,912	$17,064			$22,679	$17,064

Consumer Allowance for Unfunded Lending Commitments (11) (a)	$2	$15	$27	$66	$65			$2	$65

Provision for Unfunded Lending Commitments	$—	$15	$8	$14	$(2)			$(1)	$35

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$22,681	$20,963	$18,899	$17,978	$17,129			$22,681	$17,129

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (12)	5.57%	5.32%	4.95%	4.63%	4.34%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,817	$2,776	$2,779	$2,708	$2,693			$2,879	$2,776

Net Credit (Losses) / Recoveries (NCL’s)	(35)	(45)	(45)	(96)	(15)	84%	57%	(223)	(201)	10%
NCLs	35	45	45	96	15	(84)%	(57)%	223	201	(10)%
Net Reserve Builds / (Releases)	(76)	(31)	(98)	18	(88)	NM	(16)%	2	(199)	NM
Net Specific Reserve Builds / (Releases)	32	42	30	(45)	(28)	38%	NM	(138)	(1)	99%
Provision for Loan Losses	(9)	56	(23)	69	(101)	NM	NM	87	1	(99)%
Other (4)	3	(8)	(3)	12	7			33	8
Allowance for Loan Losses at End of Period (1) (b)	$2,776	$2,779	$2,708	$2,693	$2,584			$2,776	$2,584

Corporate Allowance for Unfunded Lending Commitments (11) (b)	$1,117	$1,117	$1,106	$1,196	$1,164			$1,117	$1,164

Provision for Unfunded Lending Commitments	$56	$(1)	$(11)	$89	$(32)			$(15)	$45

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,893	$3,896	$3,814	$3,889	$3,748			$3,893	$3,748

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (13)	1.14%	1.12%	1.05%	1.01%	0.97%

Notes to these tables are on the following page (page 37).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 36).

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              See Footnote (2) on page 35.

(3)              See Footnote (3) on page 35.

(4)              The fourth quarter of 2012, first quarter of 2013, second quarter of 2013, third quarter of 2013 and fourth quarter of 2013 includes $100 million, $148 million, $124 million, $91 million and $60 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)              The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)              The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(8)              The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the transfer of Credicard to discontinued operations held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(9)              The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(10)       The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(11)       Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)       December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 exclude $1.2 billion, $1.2 billion, $1.0 billion, $1.0 billion and $0.9 billion, respectively, of loans which are carried at fair value.

(13)       December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 exclude $4.1 billion, $3.8 billion, $3.8 billion, $4.2 billion and $4.1 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)

Citicorp
Net Credit Losses	$2,013	$1,948	$1,838	$1,795	$1,812	1%	(10)%	$8,389	$7,393	(12)%
Credit Reserve Build / (Release)	(193)	(317)	(301)	(104)	(104)	—	46%	(2,222)	(826)	63%
Global Consumer Banking
Net Credit Losses	1,939	1,909	1,785	1,730	1,787	3%	(8)%	8,107	7,211	(11)%
Credit Reserve Build / (Release)	(152)	(340)	(237)	(85)	(7)	92%	95%	(2,176)	(669)	69%
North America Regional Consumer Banking
Net Credit Losses	1,265	1,255	1,190	1,083	1,106	2%	(13)%	5,756	4,634	(19)%
Credit Reserve Build / (Release)	(215)	(370)	(351)	(228)	(87)	62%	60%	(2,389)	(1,036)	57%
Retail Banking
Net Credit Losses	51	55	44	38	47	24%	(8)%	247	184	(26)%
Credit Reserve Build / (Release)	45	(9)	(2)	9	(20)	NM	NM	75	(22)	NM
Citi-Branded Cards
Net Credit Losses	700	692	665	610	588	(4)%	(16)%	3,187	2,555	(20)%
Credit Reserve Build / (Release)	(240)	(128)	(176)	(156)	(76)	51%	68%	(1,597)	(536)	66%
Citi Retail Services
Net Credit Losses	514	508	481	435	471	8%	(8)%	2,322	1,895	(18)%
Credit Reserve Build / (Release)	(20)	(233)	(173)	(81)	9	NM	NM	(867)	(478)	45%
EMEA Regional Consumer Banking
Net Credit Losses	33	29	(1)	21	19	(10)%	(42)%	105	68	(35)%
Credit Reserve Build / (Release)	11	(11)	(9)	3	(1)	NM	NM	(5)	(18)	NM
Retail Banking
Net Credit Losses	15	9	(2)	11	8	(27)%	(47)%	46	26	(43)%
Credit Reserve Build / (Release)	5	(10)	(5)	3	(3)	NM	NM	(2)	(15)	NM
Citi-Branded Cards
Net Credit Losses	18	20	1	10	11	10%	(39)%	59	42	(29)%
Credit Reserve Build / (Release)	6	(1)	(4)	—	2	—	(67)%	(3)	(3)	—
Latin America Regional Consumer Banking
Net Credit Losses	406	419	416	434	458	6%	13%	1,405	1,727	23%
Credit Reserve Build / (Release)	32	38	104	168	66	(61)%	NM	254	376	48%
Retail Banking
Net Credit Losses	210	207	204	209	224	7%	7%	648	844	30%
Credit Reserve Build / (Release)	27	9	80	126	28	(78)%	4%	226	243	8%
Citi-Branded Cards
Net Credit Losses	196	212	212	225	234	4%	19%	757	883	17%
Credit Reserve Build / (Release)	5	29	24	42	38	(10)%	NM	28	133	NM
Asia Regional Consumer Banking
Net Credit Losses	235	206	180	192	204	6%	(13)%	841	782	(7)%
Credit Reserve Build / (Release)	20	3	19	(28)	15	NM	(25)%	(36)	9	NM
Retail Banking
Net Credit Losses	99	67	53	78	91	17%	(8)%	317	289	(9)%
Credit Reserve Build / (Release)	(3)	—	42	(11)	14	NM	NM	(23)	45	NM
Citi-Branded Cards
Net Credit Losses	136	139	127	114	113	(1)%	(17)%	524	493	(6)%
Credit Reserve Build / (Release)	23	3	(23)	(17)	1	NM	(96)%	(13)	(36)	NM

Institutional Clients Group (ICG)
Net Credit Losses	75	39	53	65	25	(62)%	(67)%	282	182	(35)%
Credit Reserve Build / (Release)	(41)	23	(64)	(19)	(97)	NM	NM	(45)	(157)	NM
Securities and Banking
Net Credit Losses	75	35	37	49	24	(51)%	(68)%	168	145	(14)%
Credit Reserve Build / (Release)	(47)	34	(97)	(40)	(106)	NM	NM	(79)	(209)	NM
Transaction Services
Net Credit Losses	—	4	16	16	1	(94)%	—	114	37	(68)%
Credit Reserve Build / (Release)	6	(11)	33	21	9	(57)%	50%	34	52	53%

Corporate / Other
Net Credit Losses	(1)	—	—	—	—	—	100%	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	(1)	—	100%

Total Citicorp Provision for Loan Losses	$1,820	$1,631	$1,537	$1,691	$1,708	1%	(6)%	$6,167	$6,567	6%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						4Q13 Increase		Full	Full	FY 2013 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2012 Increase/
	2012	2013	2013	2013	2013	3Q13	4Q12	2012	2013	(Decrease)
Citi Holdings
Net Credit Losses	$972	$930	$770	$635	$735	16%	(24)%	$5,842	$3,070	(47)%
Credit Reserve Build / (Release)	46	(347)	(480)	(674)	(532)	21%	NM	(1,551)	(2,033)	(31)%

Total Citi Holdings Provision for Loan Losses	$1,018	$583	$290	$(39)	$203	NM	(80)%	$4,291	$1,037	(76)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,820	$1,631	$1,537	$1,691	$1,708	1%	(6)%	$6,167	$6,567	6%

Total Citigroup Provision for Loan Losses	$2,838	$2,214	$1,827	$1,652	$1,911	16%	(33)%	$10,458	$7,604	(27)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$735	$1,005	$811	$807	$736	(9)%	—
EMEA	1,131	1,079	972	975	766	(21)%	(32)%
Latin America	128	116	91	124	127	2%	(1)%
Asia	339	304	270	272	279	3%	(18)%
Total	$2,333	$2,504	$2,144	$2,178	$1,908	(12)%	(18)%

Consumer Non-Accrual Loans By Region (2)
North America	$7,148	$6,171	$5,568	$5,308	$5,192	(2)%	(27)%
EMEA	380	263	234	147	138	(6)%	(64)%
Latin America	1,285	1,313	1,430	1,400	1,426	2%	11%
Asia	383	402	330	348	293	(16)%	(23)%
Total	$9,196	$8,149	$7,562	$7,203	$7,049	(2)%	(23)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$7	$2	$4	$3	$13	NM	86%
Global Consumer Banking	40	41	39	46	46	—	15%
Citi Holdings	391	363	339	334	338	1%	(14)%
Corporate/Other	2	6	9	20	20	—	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$440	$412	$391	$403	$417	3%	(5)%

OREO By Region:
North America	$299	$286	$267	$293	$305	4%	2%
EMEA	99	85	76	62	59	(5)%	(40)%
Latin America	40	39	46	40	47	18%	18%
Asia	2	2	2	8	6	(25)%	NM
Total	$440	$412	$391	$403	$417	3%	(5)%

Other Repossessed Assets (4)	$1	$1	$—	$—	$—	—	(100)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,333	$2,504	$2,144	$2,178	$1,908	(12)%	(18)%
Consumer Non-Accrual Loans	9,196	8,149	7,562	7,203	7,049	(2)%	(23)%
Non-Accrual Loans (NAL)	11,529	10,653	9,706	9,381	8,957	(5)%	(22)%
OREO	440	412	391	403	417	3%	(5)%
Other Repossessed Assets	1	1	—	—	—	—	(100)%
Non-Accrual Assets (NAA)	$11,970	$11,066	$10,097	$9,784	$9,374	(4)%	(22)%

NAL as a % of Total Loans	1.76%	1.65%	1.51%	1.43%	1.35%
NAA as a % of Total Assets	0.64%	0.59%	0.54%	0.52%	0.50%

Allowance for Loan Losses as a % of NAL	221%	223%	222%	220%	219%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         Excludes SOP 3-03 purchased distressed loans.

(3)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)         Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

	4Q	1Q	2Q	3Q	4Q	4Q13 Increase (Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$644	$795	$731	$746	$695	(7)%	8%
EMEA	806	767	658	676	489	(28)%	(39)%
Latin America	126	114	90	123	126	2%	—
Asia	333	299	268	262	270	3%	(19)%
Total	$1,909	$1,975	$1,747	$1,807	$1,580	(13)%	(17)%

Consumer Non-Accrual Loans By Region (2)
North America	$523	$530	$502	$499	$485	(3)%	(7)%
EMEA	101	93	91	70	61	(13)%	(40)%
Latin America	1,244	1,274	1,391	1,368	1,395	2%	12%
Asia	319	363	299	309	270	(13)%	(15)%
Total	$2,187	$2,260	$2,283	$2,246	$2,211	(2)%	1%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$7	$2	$4	$3	$13	NM	86%
Global Consumer Banking	40	41	39	46	46	—	15%
Corporate/Other	2	6	9	20	20	—	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$49	$49	$52	$69	$79	14%	61%

OREO By Region:
North America	$18	$15	$13	$23	$15	(35)%	(17)%
EMEA	6	6	5	6	15	NM	NM
Latin America	23	26	32	32	43	34%	87%
Asia	2	2	2	8	6	(25)%	NM
Total	$49	$49	$52	$69	$79	14%	61%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,909	$1,975	$1,747	$1,807	$1,580	(13)%	(17)%
Consumer Non-Accrual Loans	2,187	2,260	2,283	2,246	2,211	(2)%	1%
Non-Accrual Loans (NAL)	4,096	4,235	4,030	4,053	3,791	(6)%	(7)%
OREO	49	49	52	69	79	14%	61%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,145	$4,284	$4,082	$4,122	$3,870	(6)%	(7)%

NAA as a % of Total Assets	0.24%	0.25%	0.23%	0.23%	0.22%

Allowance for Loan Losses as a % of NAL	357%	338%	333%	328%	348%

N/A	Not Available at the Citicorp level. See “Non-Accrual Assets - Page 1” (on page 40) for total Citigroup balances.
(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						4Q13 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2012	2013	2013	2013	2013	3Q13	4Q12

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$91	$210	$80	$61	$41	(33)%	(55)%
EMEA	325	312	314	299	277	(7)%	(15)%
Latin America	2	2	1	1	1	—	(50)%
Asia	6	5	2	10	9	(10)%	50%
Total	$424	$529	$397	$371	$328	(12)%	(23)%

Consumer Non-Accrual Loans By Region (2)
North America	$6,625	$5,641	$5,066	$4,809	$4,707	(2)%	(29)%
EMEA	279	170	143	77	77	—	(72)%
Latin America	41	39	39	32	31	(3)%	(24)%
Asia	64	39	31	39	23	(41)%	(64)%
Total	$7,009	$5,889	$5,279	$4,957	$4,838	(2)%	(31)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (3):
North America	$281	$271	$254	$270	$290	7%	3%
EMEA	93	79	71	56	44	(21)%	(53)%
Latin America	17	13	14	8	4	(50)%	(76)%
Asia	—	—	—	—	—	—	—
Total	$391	$363	$339	$334	$338	1%	(14)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$424	$529	$397	$371	$328	(12)%	(23)%
Consumer Non-Accrual Loans	7,009	5,889	5,279	4,957	4,838	(2)%	(31)%
Non-Accrual Loans (NAL)	7,433	6,418	5,676	5,328	5,166	(3)%	(30)%
OREO	391	363	339	334	338	1%	(14)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$7,824	$6,781	$6,015	$5,662	$5,504	(3)%	(30)%

NAA as a % of Total Assets	5.02%	4.55%	4.59%	4.64%	4.70%

Allowance for Loan Losses as a % of NAL	146%	146%	144%	137%	125%

N/A                        Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 40) for total Citigroup balances.

(1)                                 Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                                 Excludes SOP 3-03 purchased distressed loans.

(3)                                 Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)                                 Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)                                 There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.   Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	4Q	1Q	2Q	3Q	4Q
	2012	2013	2013	2013	2013

Tangible Book Value Per Share (on page 1):

Total Common Equity	$186,487	$190,222	$191,633	$195,603	$197,601
Less:
Goodwill	25,673	25,474	24,896	25,098	25,009
Intangible Assets (Other than MSRs)	5,697	5,457	4,981	4,888	5,056

Goodwill and Intangible Assets (other than MSRs)
Related to Assets For Discontinued Operations Held-for-Sale	32	2	267	267	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	32	—	—	—	—
Tangible Common Equity	$155,053	$159,289	$161,489	$165,350	$167,536
Common Shares Outstanding, at period end	3,028.9	3,042.9	3,041.0	3,033.0	3,029.2
Tangible Book Value Per Share	$51.19	$52.35	$53.10	$54.52	$55.31

Reclassified to conform to the current period’s presentation.